[Logo of Federated]

[photo of Richard B. Fisher]

Richard B. Fisher
President

Federated Limited Term Fund

President's Message

Dear Shareholder:

Federated Limited Term Fund was created in 1991, and I am pleased to present its eighth Annual Report. As of November 30, 1999, the fund's assets of $149 million were invested in selected short-term bonds with average maturities of 2-3 years that provide the potential for generous current income. This short-term bond fund holds securities with maturities between money market funds (i.e., 40-60 days) and government issues (i.e., 1-3 years). As a result, shareholders can generally expect higher income than money market fund instruments and lower income than longer term government bond funds./1/

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Randall S. Bauer, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

As outlined in Randy's discussion, from a total return perspective it was a difficult period for bonds in general and short-term bonds in particular. As yields rose, bond prices--and the net asset values of bond funds--fell. Nevertheless, the fund's diversified, conservative portfolio of short-term bonds still produced a positive total return, compared to the negative returns of longer term bond funds. A strong income stream helped the fund weather a slight decline in net asset value. On November 30, 1999, the fund's 30-day Securities and Exchange Commission ("SEC") yields were 6.67% for Class A Shares and 6.77% for Class F Shares./2/

/1/ Unlike the fund, money market funds seek to maintain a stable $1.00 share value.

/2/ The 30-day SEC yields were 6.60% and 6.70% for Class A Shares and Class F Shares, respectively, based on offering price.

Individual share class total return performance for the 12-month reporting period, including income distributions, follows./3/


                         Total Return            Income Distributions             Net
Asset Value Change

-----------------------------------------------------------------------------------------------------------
Class A Shares                   2.31%                            $0.59         $9.82
to $9.45 = (3.77%)
-----------------------------------------------------------------------------------------------------------
Class F Shares                   2.42%                            $0.60         $9.82
to $9.45 = (3.77%)
-----------------------------------------------------------------------------------------------------------

Thank you for participating in Federated Limited Term Fund as a way to pursue a competitive income stream through all types of bond market environments. Remember, reinvesting your monthly dividends is a convenient way to build your account and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

/s/ Richard B. Fisher

Richard B. Fisher
President
January 15, 2000

/3/ Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 1.28% and 0.43%, respectively.

[Photo of Randall S. Bauer]

Randall S. Bauer
Vice President

Federated Investment Management Company

Investment Review

During the fund's fiscal year, interest rates trended higher, causing bond prices to decline across the board. How did the short-term bond market perform in this environment?

1999 has proven to be the worst year for the U.S. bond market since 1994, and one of the five worst in the past 25 years. In terms of pure yield increases, the part of the yield curve in which the fund typically invests fared the worst. At the beginning of the reporting period, the yield on the two-year Treasury note was 4.50%, having been as low as 3.82% on October 15, 1998. By November 30, 1999, the yield had risen to 6.02%, an increase of 34% from the beginning of the fiscal year and 58% from the October 15, 1998 low.

  Given such a difficult bond market, the fund's returns for the reporting period did not exceed the yields of money market funds in general. The solidly positive return in an extremely weak market, however, does serve to demonstrate the lower risk nature of short-term bond investing (relative to longer term strategies), and the validity of employing some of an investor's liquid assets in a short-term bond vehicle as a complement to cash balances. Yields do not go up all the time, and when they decline or remain the same, the return on an investment vehicle like the fund should serve to enhance the return of such a "blended" strategy.

How did Federated Limited Term Fund perform in terms of total return and income?

For the fiscal year ended November 30, 1999, the fund's Class A Shares produced a total return of 2.31%, based on net asset value, and paid monthly dividends totaling $0.59 per share./1/ The fund's Class F Shares produced a total return of 2.42%, based on net asset value, and paid monthly dividends totaling $0.60 per share./1/ The 30-day SEC yields for Class A and F Shares were 6.67% and 6.77%, respectively, on November 30, 1999./2/

  On a total return basis, the fund lagged its peer group, the Lipper Short-Term Investment Grade Debt Funds Average, which produced a return for the 12-month reporting period of 3.08%./3/

/1/ Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 1.28% and 0.43%, respectively.

/2/ The 30-day SEC yields were 6.60% and 6.70% for Class A Shares and Class F Shares, respectively, based on offering price.

/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

What changes did you make in the fund's allocation among different types of securities, and how was the portfolio allocated with respect to credit quality as of November 30, 1999?

The only major change in fund asset allocation has been a movement from lower investment-grade industrial names into more of a barbell between lower investment-grade asset-backed securities ("ABS") and Treasuries. At the end of the prior fiscal year, the Treasury market had rallied sharply and fund management had reduced the fund's Treasury allocation to near zero. A modest Treasury allocation (on the order of 5%) has been re-established to diversify credit quality in light of much higher yields. The re-deployment out of corporate bonds and into ABS was done to take advantage of a wide disparity in yields between like-rated ABS and industrials. Moreover, corporate bonds had outperformed so-called "subordinate ABS" over the course of the past fiscal year, providing further basis for the move.

  With regard to credit quality, the fund continued to maintain a solid investment-grade average quality profile. As of November 30, 1999, the quality breakdown of the fund's portfolio was:


                                                   Percentage of
                                                   Net Assets

-------------------------------------------------------------------
AAA                                                            39%
-------------------------------------------------------------------
AA                                                              5%
-------------------------------------------------------------------
A                                                               9%
-------------------------------------------------------------------
BBB                                                            37%
-------------------------------------------------------------------
BB or lower                                                    10%
-------------------------------------------------------------------

What were the fund's top five holdings as of November 30, 1999?


Name/Coupon/Maturity                                           Percentage of
                                                                      Net Assets

-----------------------------------------------------------------------------
PNC Mortgage Securities Corp. 1997-2, Class B1;                      3.08%
 7.500%, due 03/25/2027
-----------------------------------------------------------------------------
Green Tree Home Improvement Loan Trust 1997-A, Class                 2.33%
 HE6; 7.160% due 03/15/2028
-----------------------------------------------------------------------------
Bridgestone/Firestone Master Trust 1996-1, Class B;                  2.02%
 6.490% due 07/01/2003
-----------------------------------------------------------------------------
Salomon Brothers Mortgage Sec. VII, Inc. 1999-3,                     1.95%
 Class M3; 8.66% due 05/25/2029
-----------------------------------------------------------------------------
Salomon Brothers Mortgage Sec. VII, Inc. 1998-NC1,                   1.95%
 Class M3; 6.84% due 03/30/2028
-----------------------------------------------------------------------------
 TOTAL                                                              11.33%
-----------------------------------------------------------------------------

What is your outlook for the short-term bond market and the fund as we leave a difficult year for bonds and enter the year 2000?

The outlook is essentially a "good news, bad news" scenario. The bad news is that it is quite possible that short-term yields may continue to rise into the first calendar quarter of 2000. The good news, however, is that any increase in yields should be relatively minor compared to what has occurred during the past year, and that the significant yield advantage offered by products like the fund over money market funds should more than compensate for minor increases in interest rates (on the order of up to 50 basis points).

  Despite the current health of the U.S. economy and the fear of still higher nominal interest rates, inflation-adjusted interest rates are already quite high by historical standards. This fact, when coupled with the fact that inflation remains relatively benign, would appear to indicate that any further interest rate increases should be of a modest nature, and that we may in fact be approaching a peak in rates.

Shareholder Meeting Results

A Special Meeting of Fund shareholders was held on November 30, 1999. On September 8, 1999, the record date for shareholders voting at the meeting, there were 15,723,665 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Vote on Directors:/1/


                                              For             Withheld
                                                                    Authority To
                                                                            Vote

-----------------------------------------------------------------------------
Thomas G. Bigley                             7,945,046              175,883
-----------------------------------------------------------------------------
Nicholas P. Constantakis                     7,945,636              175,293
-----------------------------------------------------------------------------
John F. Cunningham                           7,956,655              164,274
-----------------------------------------------------------------------------
J. Christopher Donahue                       7,956,655              164,274
-----------------------------------------------------------------------------
Charles F. Mansfield, Jr.                    7,956,655              164,274
-----------------------------------------------------------------------------
John E. Murray, Jr.                          7,943,378              177,551
-----------------------------------------------------------------------------
John S. Walsh                                7,956,142              164,787
-----------------------------------------------------------------------------

/1/ The following Directors of the Fund continued their terms as Directors of the Fund: John F. Donahue, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 2

(a) To amend the Fund's fundamental investment policy regarding diversification.


For                                Against             Abstentions and
                                                       Broker Non-Votes
-----------------------------------------------------------------------------
6,442,672                             169,618                    1,508,639
-----------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.


For                                Against             Abstentions and
                                                       Broker Non-Votes
-----------------------------------------------------------------------------
6,205,778                             414,231                    1,500,920
-----------------------------------------------------------------------------

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.


For                               Against         Abstentions and Broker
                                                  Non-Votes
-----------------------------------------------------------------------------
6,421,616                           190,775                     1,508,538
-----------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment policy regarding investments in commodities.


For                               Against         Abstentions and Broker
                                                  Non-Votes
-----------------------------------------------------------------------------
6,115,274                           502,252                     1,503,403
-----------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
6,394,918                           213,116                     1,512,895
-----------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment policy regarding lending assets.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
5,924,094                           688,234                     1,508,601
-----------------------------------------------------------------------------

(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
6,075,946                           342,136                     1,702,847
-----------------------------------------------------------------------------

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
5,858,854                           525,902                     1,736,173
-----------------------------------------------------------------------------

(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
5,876,891                           505,729                     1,738,309
-----------------------------------------------------------------------------

AGENDA ITEM 3

To eliminate the Fund's fundamental investment policy on selling securities short.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
5,856,298                           757,769                     1,506,862
-----------------------------------------------------------------------------

AGENDA ITEM 4

(a) To permit the Board of Directors to liquidate the assets of a series or class without seeking shareholder approval, to the extent permitted under Maryland law.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
5,600,740                         1,022,656                     1,497,533
-----------------------------------------------------------------------------

(b) To permit the company to make name changes without shareholder approval.


                                                  Abstentions and Broker

For                               Against         Non-Votes
-----------------------------------------------------------------------------
5,825,992                           795,448                     1,499,489
-----------------------------------------------------------------------------

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $8,000 in the Class A Shares of Federated Limited Term Fund on 1/14/92, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $11,941 on 11/30/99. You would have earned a 5.22%/1/ average annual total return for the investment life span.

  One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

  As of 12/31/99, the Class A Shares' average annual 1-year, 5-year, and since inception (1/14/92) total returns were 0.86%, 5.80% and 5.17%, respectively. As of 12/31/99, Class F Shares' average annual 1-year, 5-year, and since inception (9/1/93) total returns were 0.01%, 5.90%, and 4.62%, respectively./2/

[Graphic representation omitted; see Appendix A.]

/1/ Total return represents the change in the value of an investment after reinvesting all income and capital gains and takes into account the 1.00% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 1.00% sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 7 years (reinvesting all dividends and capital gains) grew to $9,835.

 With this approach, the key is consistency.

  If you had started investing $1,000 annually in the Class A Shares of Federated Limited Term Fund on 1/14/92, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $8,000 but your account would have reached a total value of $9,835/1/ by 11/30/99. You would have earned an average annual total return of 4.74%.

  A practical investment plan helps you pursue income by investing in short-term bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it on step at a time. Put time, money, and compounding to work.

[Graphic representation omitted; see Appendix B.]

/1/ This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated Limited Term Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Limited Term Fund (Class A Shares) (the "Fund") from January 14, 1992 (start of performance) to November 30, 1999 compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)/2/ and the Lipper Short-Term Investment Grade Debt Funds Average (LSIGDFA)./3/


Average Annual Total Returns/4/ for the Period Ended November 30, 1999
--------------------------------------------------------------------------
1 Year                                                     1.28%
--------------------------------------------------------------------------
5 Years                                                    5.83%
--------------------------------------------------------------------------
Start of Performance (1/14/92)                             5.21%
--------------------------------------------------------------------------

[Graphic representation omitted; see Appendix C.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

/1/ Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

/2/ The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

/3/ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

/4/  Total return quoted reflects all applicable sales charges.

Federated Limited Term Fund-Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Limited Term Fund (Class F Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1999 compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)/2/ and the Lipper Short-Term Investment Grade Debt Funds Average (LSIGDFA)./3/


Average Annual Total Returns/4/ for the Period Ended November 30, 1999
--------------------------------------------------------------------------
1 Year                                                      0.43%
--------------------------------------------------------------------------
5 Years                                                     5.93%
--------------------------------------------------------------------------
Start of Performance (9/1/93)                               4.66%
--------------------------------------------------------------------------

[Graphic representation omitted; see Appendix D.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

/1/ Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be imposed on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

/2/ The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

/3/ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

/4/ Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999


Principal
Amount
Value

--------------------------------------------------------------------------------------------------------------------------------

                      ADJUSTABLE RATE MORTGAGES--0.9%
                      Government Agency--0.9%
$     532,433      /1/FHLMC, ARM, 6.792%,
9/1/2019                                                                $      546,372
--------------------------------------------------------------------------------------------------------------------------------
      544,948      /1/FHLMC, ARM, 6.785%,
12/1/2018                                                                      559,362
--------------------------------------------------------------------------------------------------------------------------------
      158,701      /1/FNMA, ARM, 6.844%,
12/1/2020

163,794

--------------------------------------------------------------------------------------------------------------------------------
       68,815      /1/FNMA, ARM, 7.025%,
11/1/2017

71,308

--------------------------------------------------------------------------------------------------------------------------------
                      TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST
$1,329,276)                                     1,340,836
--------------------------------------------------------------------------------------------------------------------------------
                      ASSET-BACKED SECURITIES--47.4%
                      Automobile--6.5%
      417,604         AFG Receivables Trust 1997-A, Class C, 7.20%,
10/15/2002                                           418,552
--------------------------------------------------------------------------------------------------------------------------------
      540,047         AFG Receivables Trust 1997-B, Class C, 7.00%,
2/15/2003                                            540,306
--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         BMW Vehicle Owner Trust 1999-A, Class A3, 6.41%,
4/25/2003                                       1,992,140
--------------------------------------------------------------------------------------------------------------------------------
    1,241,462    /2,3/Paragon Auto Receivables Owner Trust 1998-A, Class B,
7.47%,                                     1,214,447
                      11/15/2004

--------------------------------------------------------------------------------------------------------------------------------
    1,065,971    /2,3/Paragon Auto Receivables Owner Trust 1998-B, Class B,
7.03%,                                     1,034,320
                      3/15/2005

--------------------------------------------------------------------------------------------------------------------------------
      756,218         Paragon Auto Receivables Owner Trust 1999-A, Class A,
5.95%,                                       749,022
                      11/15/2005

--------------------------------------------------------------------------------------------------------------------------------
    1,950,000    /2,3/Team Fleet Financing Corp. Series 1997-1, Class B,
7.80%,                                        1,935,375
                      5/15/2003

--------------------------------------------------------------------------------------------------------------------------------
    1,850,000         Yamaha Motor Master Trust 1995-1, Class A, 6.20%,
5/15/2003                                      1,841,906
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
9,726,068

--------------------------------------------------------------------------------------------------------------------------------
                      Credit Card--7.1%
    1,552,531         Banco Nacional de Mexico S.A., Credit Card Merchant
Voucher                                      1,518,569
                      Receivables Master Trust Series 1996-A, Class A1, 6.25%,
                      12/1/2003

--------------------------------------------------------------------------------------------------------------------------------
    3,000,000         Bridgestone/Firestone Master Trust 1996-1, Class B,
6.49%,                                       3,003,240
                      7/1/2003

--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         Fingerhut Master Trust 1998-2, Class A, 6.23%,
2/15/2007                                         1,966,940
--------------------------------------------------------------------------------------------------------------------------------
    1,250,000         MBNA Master Credit Card Trust II 1997-F, Class A,
6.60%,                                         1,249,400
                      11/15/2004

--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         Providian Master Trust 1999-2, Class A, 6.60%,
4/16/2007                                         1,993,500
--------------------------------------------------------------------------------------------------------------------------------
      816,667         Spiegel Master Trust 1994-B, Class A, 8.15%,
6/15/2004                                             822,685
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
10,554,334

--------------------------------------------------------------------------------------------------------------------------------
                      Home Equity Loan--21.3%
    1,500,000    /2,3/125 Home Loan Owner Trust 1998-1A, Class B-2,
12.16%,                                            1,260,938
                      2/15/2029

--------------------------------------------------------------------------------------------------------------------------------
      263,082         AFC Home Equity Loan Trust 1992-3, Class A, 7.05%,
8/15/2007                                       262,586
--------------------------------------------------------------------------------------------------------------------------------
    1,000,000         Chase Funding Mortgage Loan 1999-1, Class IIB,
8.16%,                                              990,620
                      6/25/2028

--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         Cityscape Home Equity Loan Trust 1997-1, Class M1,
7.00%,                                        1,970,410
                      3/25/2018

--------------------------------------------------------------------------------------------------------------------------------
    1,500,000         ContiMortgage Home Equity Loan Trust 1997-5, Class B,
7.62%,                                     1,265,625
                      1/15/2029

--------------------------------------------------------------------------------------------------------------------------------
      924,000         Countrywide Asset-Backed Certificates 1999-1, Class
BF,                                            898,391
                      8.84%, 1/25/2029
--------------------------------------------------------------------------------------------------------------------------------
    1,000,000         Countrywide Asset-Backed Certificates 1999-1, Class
BV,                                          1,010,930
                      8.16%, 2/25/2029
--------------------------------------------------------------------------------------------------------------------------------
      300,000         EQCC Home Equity Loan Trust 1995-4, Class A4,
6.95%,                                               299,163
                      3/15/2012

--------------------------------------------------------------------------------------------------------------------------------
      378,906         Green Tree Home Equity Loan Trust 1999-A, Class B2A,
7.44%,                                        380,153
                      2/15/2029

--------------------------------------------------------------------------------------------------------------------------------
      942,642         Green Tree Home Improvement Loan Trust 1995-C, Class
B1,                                           931,849
                      7.20%, 7/15/2020
--------------------------------------------------------------------------------------------------------------------------------
    2,200,000         Green Tree Home Improvement Loan Trust 1996-F, Class
HI2,                                        2,073,126
                      7.70%, 11/15/2027
--------------------------------------------------------------------------------------------------------------------------------
    3,500,000         Green Tree Home Improvement Loan Trust 1997-A, Class
HE6,                                        3,476,515
                      7.16%, 3/15/2028
--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         Green Tree Home Improvement Loan Trust 1997-C, Class
B2,                                         1,751,874
                      7.59%, 8/15/2028
--------------------------------------------------------------------------------------------------------------------------------
      603,902         Headlands Home Equity Loan Trust 1998-2, Class A3,
6.67%,                                          589,182
                      12/15/2024

--------------------------------------------------------------------------------------------------------------------------------
    1,096,720         Independent National Mortgage Corp. Home Equity
1997-A,                                          1,052,337
                      Class BF, 7.39%, 10/25/2028
--------------------------------------------------------------------------------------------------------------------------------
    1,000,000         Merrill Lynch Mortgage Investors, Inc. 1993-C, Class
A4,                                         1,013,182
                      6.50%, 3/15/2018
--------------------------------------------------------------------------------------------------------------------------------
    2,907,269    /2,3/Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class
BB,                                       2,824,138
                      5.50%, 11/20/2029
--------------------------------------------------------------------------------------------------------------------------------
      701,047         NC Finance Trust 1999-1, Class D, 8.75%,
1/25/2029                                                 676,511
--------------------------------------------------------------------------------------------------------------------------------
    3,000,000         Salomon Brothers Mortgage Sec. VII, Inc. 1999-3, Class
M3,                                       2,910,000
                      8.66%, 5/25/2029
--------------------------------------------------------------------------------------------------------------------------------
    1,926,000         Salomon Brothers Mortgage Sec. VII, Inc. 1999-NC2, Class
M3,                                     1,882,665
                      8.66%, 4/25/2029
--------------------------------------------------------------------------------------------------------------------------------
    2,749,000    /2,3/Saxon Asset Securities Trust 1998-1, Class BF2,
8.00%,                                           2,433,167
                      12/25/2027

--------------------------------------------------------------------------------------------------------------------------------
    1,000,000         Saxon Asset Securities Trust 1999-1, Class BV1,
8.16%,                                           1,008,130
                      2/25/2029

--------------------------------------------------------------------------------------------------------------------------------
      621,206         Saxon Asset Securities Trust 1999-2, Class BV1,
8.305%,                                            624,859
                      9/25/2001

--------------------------------------------------------------------------------------------------------------------------------
      167,321         The Money Store Home Equity Trust 1992-B, Class A,
6.90%,                                          166,704
                      7/15/2007

--------------------------------------------------------------------------------------------------------------------------------

TOTAL
31,753,055

--------------------------------------------------------------------------------------------------------------------------------
                      Manufactured Housing--4.6%
      750,000         Green Tree Financial Corp. 1995-3, Class B1, 7.85%,
8/15/2025                                      741,683
--------------------------------------------------------------------------------------------------------------------------------
    1,250,000         Green Tree Financial Corp. 1996-2, Class B-1,
7.55%,                                             1,229,350
                      4/15/2027

--------------------------------------------------------------------------------------------------------------------------------
    2,250,000         Green Tree Financial Corp. 1997-3, Class B1, 7.51%,
7/15/2028                                    2,116,643
--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         Merit Securities Corp. Series 12, Class 1, 7.98%,
7/28/2033                                      1,856,874
--------------------------------------------------------------------------------------------------------------------------------
      377,724         Oakwood Mortgage Investors, Inc. 1995-B, Class A2,
6.45%,                                          375,227
                      1/15/2021

--------------------------------------------------------------------------------------------------------------------------------
      500,000         Vanderbilt Mortgage Finance, Inc. 1999-A, Class 2B2,
8.01%,                                        492,629
                      6/7/2016

--------------------------------------------------------------------------------------------------------------------------------

TOTAL
6,812,406

--------------------------------------------------------------------------------------------------------------------------------
                      Marine Receivables--1.2%
      735,492         CBNJ Boat Loan Trust 1994-1, Class A, 6.89%,
5/18/2012                                             738,448
--------------------------------------------------------------------------------------------------------------------------------
      973,937         NationsCredit Grantor Trust 1997-1, Class A, 6.75%,
8/15/2013                                      978,222
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
1,716,670

--------------------------------------------------------------------------------------------------------------------------------
                      Other--6.7%
    1,170,987         Advanta Equipment Receivables 1998-1, Class C,
6.49%,                                            1,162,984
                      12/15/2006

--------------------------------------------------------------------------------------------------------------------------------
      475,908  /1,2,3/Bosque Asset Corp., Class 1, 7.66%,
6/5/2002                                                       475,759
--------------------------------------------------------------------------------------------------------------------------------
    1,673,364         Case Equipment Loan Trust 1999-A, Class B, 5.96%,
8/15/2005                                      1,648,188
--------------------------------------------------------------------------------------------------------------------------------
      325,000         Centerior Energy Receivables Master Trust 1996-1, Class
A,                                         328,494
                      7.20%, 4/15/2002
--------------------------------------------------------------------------------------------------------------------------------
      180,000         Copelco Capital Funding Trust 1998-A, Class A3,
5.78%,                                             179,501
                      8/15/2001

--------------------------------------------------------------------------------------------------------------------------------
    3,522,805    /2,3/FMAC Loan Receivables Trust 1997-A, Class A-X,
2.77%,                                              387,509
                      4/15/2019

--------------------------------------------------------------------------------------------------------------------------------
    3,000,000         Salomon Brothers Mortgage Sec. VII 1998-NC1, Class
M3,                                           2,907,000
                      6.84%, 3/30/2028
--------------------------------------------------------------------------------------------------------------------------------
    3,000,000         Salomon Brothers Mortgage Sec. VII 1999-NC3, Class
M3,                                           2,895,000
                      8.69%, 7/25/2029
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
9,984,435

--------------------------------------------------------------------------------------------------------------------------------
                      TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST
$72,383,371)                                     70,546,968
--------------------------------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS--22.2%
                      Commercial Mortgage--1.4%
    3,864,185         First Union Lehman Brothers Commercial Mortgage Trust
Series                                       226,886
                       1997C1, Class IO, 1.60%, 6/18/2029

--------------------------------------------------------------------------------------------------------------------------------
    1,900,000  /1,2,3/K Mart CMBS Financing, Inc. Series 1997-1, Class D,
6.51%,                                       1,887,755
                      3/1/2007

--------------------------------------------------------------------------------------------------------------------------------

TOTAL
2,114,641

--------------------------------------------------------------------------------------------------------------------------------
                      Government Agency--1.6%
      551,952         FHLMC, Series 1686, Class PK, 5.00%,
4/15/2023                                                     545,329
--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         FHLMC, 5.75%,
3/15/2009
1,858,260

--------------------------------------------------------------------------------------------------------------------------------

TOTAL
2,403,589

--------------------------------------------------------------------------------------------------------------------------------
                      Whole Loan--19.2%
      877,545         Bayview Financial Acquisition Trust Series 1998-1,
Class                                           727,402
                      MI3, 8.21%, 5/25/2029
--------------------------------------------------------------------------------------------------------------------------------
      964,925         Bear Stearns Mortgage Securities, Inc. 1996-8, Class
B3,                                           943,996
                      8.00%, 11/25/2027
--------------------------------------------------------------------------------------------------------------------------------
    1,233,820         CMSI 1992-18, Class A-1, 6.544%,
11/25/2022                                                      1,261,000
--------------------------------------------------------------------------------------------------------------------------------
       33,835         Countrywide Home Loans 1997-5, Class A-3, 7.50%,
9/25/2027                                          33,689
--------------------------------------------------------------------------------------------------------------------------------
      292,588    /2,3/GE Capital Mortgage Services, Inc. Series 1994-3, Class
B4,                                        183,233
                      6.50%, 1/25/2024
--------------------------------------------------------------------------------------------------------------------------------
      654,000         GE Capital Mortgage Services, Inc. Series 1998-3, Class
A4,                                        632,333
                      6.25%, 1/25/2028
--------------------------------------------------------------------------------------------------------------------------------
      433,767         GE Capital Mortgage Services, Inc. 1998-11, Class
1A13,                                            432,668
                      6.75%, 6/25/2028
--------------------------------------------------------------------------------------------------------------------------------
    2,797,172         Headlands Mortgage Securities Inc. 1997-1, Class B3,
7.75%,                                      2,617,774
                      3/25/2027

--------------------------------------------------------------------------------------------------------------------------------
    2,400,000         Homeside Mortgage Securities, Inc. 1998-1, Class A2,
6.75%,                                      2,305,410
                      2/25/2028

--------------------------------------------------------------------------------------------------------------------------------
    1,535,000         Mellon Residential Funding Corp. 1998-TBC1, Class B3,
6.59%,                                     1,434,505
                      10/25/2028

--------------------------------------------------------------------------------------------------------------------------------
      535,000      /2/Mellon Residential Funding Corp. 1998-TBC1, Class B4,
6.59%,                                       397,404
                      10/25/2028

--------------------------------------------------------------------------------------------------------------------------------
      979,139         Norwest Asset Securities Corp. 1997-10, Class A4,
7.00%,                                           953,025
                      8/25/2027

--------------------------------------------------------------------------------------------------------------------------------
    1,073,733         Norwest Asset Securities Corp. 1998-6, Class A9,
6.90%,                                          1,011,667
                      4/25/2028

--------------------------------------------------------------------------------------------------------------------------------
    4,753,795         PNC Mortgage Securities Corp. 1997-2, Class B1,
7.50%,                                           4,590,930
                      3/25/2027

--------------------------------------------------------------------------------------------------------------------------------
    1,074,255         Resecuritization Mortgage Trust 1998-A, Class B3,
7.86%,                                           902,038
                      10/26/2023

--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         Residential Accredit Loans, Inc. 1997-QS12, Class A6,
7.25%,                                     1,969,054
                      11/25/2027

--------------------------------------------------------------------------------------------------------------------------------
    1,000,000         Residential Asset Securitization Trust 1997-A7, Class
A5,                                          999,690
                      7.50%, 9/25/2027
--------------------------------------------------------------------------------------------------------------------------------
    2,500,000         Residential Funding Mortgage Securities I, Inc.
1996-S1,                                         2,479,650
                      Class A11, 7.10%, 1/25/2026
--------------------------------------------------------------------------------------------------------------------------------
    2,250,000         Residential Funding Mortgage Securities I, Inc.
1997-S17,                                        2,157,446
                      Class A14, 7.00%, 11/25/2027
--------------------------------------------------------------------------------------------------------------------------------
      486,110         Residential Funding Mortgage Securities I, Inc. I
1996-S25,                                        466,666
                      Class M3, 7.75%, 12/25/2026
--------------------------------------------------------------------------------------------------------------------------------
    1,349,115      /2/SMFC Trust Asset-Backed Certificates, Series 1997-A,
Class                                       1,140,845
                      B1, 7.15%, 1/28/2025
--------------------------------------------------------------------------------------------------------------------------------
      936,877         Structured Asset Securities Corp. 1999-ALS2, Class
A2,                                             913,029
                      6.75%, 7/25/2029
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
28,553,454

--------------------------------------------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED
COST                                      33,071,684
                      $34,321,791)
--------------------------------------------------------------------------------------------------------------------------------
                      CORPORATE BONDS--15.3%
                      Automobile--1.2%
    1,800,000         Arvin Industries, Inc., Note, 6.875%,
2/15/2001                                                  1,788,516
                      Banking--3.3%
--------------------------------------------------------------------------------------------------------------------------------
    3,000,000         Chase Manhattan Corp., Sub. Note, 5.25%,
12/5/2009                                               2,869,749
--------------------------------------------------------------------------------------------------------------------------------
    1,000,000         Mercantile Bancorporation, Inc., 6.80%,
6/15/2001                                                  999,430
--------------------------------------------------------------------------------------------------------------------------------
    1,000,000         Wells Fargo and Co., Note, 6.50%,
9/3/2002                                                         994,390
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
4,863,569

--------------------------------------------------------------------------------------------------------------------------------
                      Financial Intermediaries--2.0%
    1,000,000         Donaldson, Lufkin and Jenrette Securities Corp., Sr.
Note,                                         974,220
                      5.875%, 4/1/2002
--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         Lehman Brothers Holdings, Inc., MTN, 6.375%,
3/15/2001                                           1,983,620
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
2,957,840

--------------------------------------------------------------------------------------------------------------------------------
                      Financial Services--0.8%
    1,200,000         AT&T Capital Corp., MTN, 6.16%,
12/3/1999                                                        1,200,756
--------------------------------------------------------------------------------------------------------------------------------
                      Food & Drug Retailers--1.0%
    1,500,000         Great Atlantic & Pacific Tea Co., Inc., Global Bond
Deb.,                                        1,451,115
                      7.70%, 1/15/2004
--------------------------------------------------------------------------------------------------------------------------------
                      Forest Products--0.7%
    1,000,000         Quno Corp., Sr. Note, 9.125%,
5/15/2005                                                          1,053,280
--------------------------------------------------------------------------------------------------------------------------------

Principal
Amount
or
Shares
Value
--------------------------------------------------------------------------------------------------------------------------------

                      Insurance--2.1%
      250,000         Conseco, Inc., Note, 6.40%,
2/10/2003                                                              236,308
--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         GEICO Corp., Deb., 9.15%,
9/15/2021                                                              2,158,880
--------------------------------------------------------------------------------------------------------------------------------
      750,000         HSB Group, Inc., Company Guarantee, 7.0875%,
7/15/2027                                             726,743
--------------------------------------------------------------------------------------------------------------------------------

TOTAL
3,121,931

--------------------------------------------------------------------------------------------------------------------------------
                      Retailers--1.0%
    1,450,000         Shopko Stores, Inc. 8.50%,
3/15/2002                                                             1,486,149
--------------------------------------------------------------------------------------------------------------------------------
                      Supranational--1.3%
    2,000,000         Corp Andina De Fomento, Bond, 7.375%,
7/21/2000                                                  2,008,860
--------------------------------------------------------------------------------------------------------------------------------
                      Technology Services--1.1%
    1,500,000         Unisys Corp., Sr. Note, 11.75%,
10/15/2004                                                       1,661,250
--------------------------------------------------------------------------------------------------------------------------------
                      Utilities--0.8%
    1,250,000      /2/Camuzzi Gas, Bond, 9.25%,
12/15/2001                                                             1,237,500
--------------------------------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS (IDENTIFIED COST
$23,147,103)                                           22,830,766
--------------------------------------------------------------------------------------------------------------------------------
                      NON-U.S. GOVERNMENTS/AGENCIES--1.7%
                      Sovereign--1.7%
--------------------------------------------------------------------------------------------------------------------------------
    2,583,000         Brazil, Government of, IDU, 6.06%, 1/1/2001 (IDENTIFIED
COST                                     2,534,569
                      $2,427,285)
--------------------------------------------------------------------------------------------------------------------------------
                      MORTGAGE BACKED SECURITIES--1.3%
                      Government Agency--1.3%
    1,018,100         FHLMC, 6.00%,
4/1/2003
1,004,417

--------------------------------------------------------------------------------------------------------------------------------
      874,088         GNMA, 8.50%,
8/15/2026
903,318

--------------------------------------------------------------------------------------------------------------------------------
                        TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST
$1,889,345)                                  1,907,735
--------------------------------------------------------------------------------------------------------------------------------
                      MUTUAL FUNDS--1.3%
      223,658         The High Yield Bond Portfolio (IDENTIFIED COST
$2,119,282)                                       1,950,294
--------------------------------------------------------------------------------------------------------------------------------
                      U.S. TREASURY OBLIGATIONS--3.2%
                      U.S. Treasury Notes--3.2%
    2,000,000         5.75%,
11/15/2000
1,999,080

--------------------------------------------------------------------------------------------------------------------------------
    2,000,000         6.00%,
8/15/2009
1,975,300

--------------------------------------------------------------------------------------------------------------------------------
      800,000         7.50%,
11/15/2001
821,840

--------------------------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST
$4,866,711)                                   4,796,220
--------------------------------------------------------------------------------------------------------------------------------
                      REPURCHASE AGREEMENT--5.1%/4/
    7,585,000         J.P. Morgan & Co., Inc., 5.71%, dated 11/30/1999,
due                                            7,585,000
                      12/1/1999 (AT AMORTIZED COST)
--------------------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS (IDENTIFIED COST
$150,069,164)/5/                                       $  146,564,072
--------------------------------------------------------------------------------------------------------------------------------

/1/ Denotes variable rate securities which show current rate and next demand date.

/2/ Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1999, these securities amounted to $16,412,390 which represents 11.0% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $13,636,641 which represents 9.2% of net assets.

/3/ Denotes a restricted security that has been deemed liquid by criteria approved by the funds board of directors.

/4/ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

/5/ The cost of investments for federal tax purposes amounts to $150,069,164. The net unrealized depreciation of investments on a federal tax basis amounts to $3,505,092 which is comprised of $360,871 appreciation and $3,865,963 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($148,972,312) at November 30, 1999.

The following acronyms are used throughout this portfolio:

ARM    --Adjustable Rate Mortgage
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
IO     --Interest Only
MTN    --Medium Term Note

See Notes which are an integral part of the Financial Statements



Statement of Assets and Liabilities

NOVEMBER 30, 1999


Assets:
-------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax
cost                                          $   146,564,072
 $150,069,164)
-------------------------------------------------------------------------------
Income

receivable

1,465,357

-------------------------------------------------------------------------------
Receivable for shares
sold

1,574,103

----------------------------------------------------------------------------------------------------------------------------
 TOTAL
ASSETS

149,603,532

----------------------------------------------------------------------------------------------------------------------------
Liabilities:
-------------------------------------------------------------------------------
Payable for shares

redeemed                                                             $  398,886
-------------------------------------------------------------------------------
Income distribution

payable                                                                190,393
-------------------------------------------------------------------------------
Accrued 12b-1
expense                                                                       23,517
-------------------------------------------------------------------------------
Accrued

expenses

18,424

----------------------------------------------------------------------------------------------------------------------------
 TOTAL
LIABILITIES

631,220

----------------------------------------------------------------------------------------------------------------------------
Net Assets for 15,764,802 shares

outstanding                                                                $
148,972,312

----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
-------------------------------------------------------------------------------
Paid in
capital

$   166,251,885

-------------------------------------------------------------------------------
Net unrealized depreciation of
investments

(3,505,892)

-------------------------------------------------------------------------------
Accumulated net realized loss on
investments

(13,834,102)

-------------------------------------------------------------------------------
Undistributed net investment
income

59,621

----------------------------------------------------------------------------------------------------------------------------
 TOTAL NET

ASSETS
$   148,972,312

----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
-------------------------------------------------------------------------------
Class A Shares:
-------------------------------------------------------------------------------
$139,452,441 / 14,757,352 shares

outstanding                                                                   $
9.45

----------------------------------------------------------------------------------------------------------------------------
Offering Price Per Share (100/99.00 of

$9.45)/1/                                                               $       9.55
----------------------------------------------------------------------------------------------------------------------------
Redemption Proceeds Per
Share

$       9.45
----------------------------------------------------------------------------------------------------------------------------
Class F Shares:
-------------------------------------------------------------------------------
$9,519,871 / 1,007,450 shares
outstanding

$       9.45
----------------------------------------------------------------------------------------------------------------------------
Offering Price Per Share (100/99.00 of

$9.45)/1/                                                               $       9.55
----------------------------------------------------------------------------------------------------------------------------
Redemption Proceeds Per Share (99.00/100 of

$9.45)/2/                                                          $       9.36
----------------------------------------------------------------------------------------------------------------------------

/1/  See "What do Shares Cost" in the Prospectus.
/2/  See "Sales Charge When You Redeem" in the Prospectus.

See Notes which are an integral part of the Financial Statements




Statement of Operations

YEAR ENDED NOVEMBER 30, 1999


Investment Income:
----------------------------------------------------------------
Dividends

$    119,282

----------------------------------------------------------------
Interest (net of foreign taxes withheld of
$3,594)
10,400,834

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL
INCOME

10,520,116

-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
----------------------------------------------------------------
Investment adviser

fee                                                                        $   583,987
----------------------------------------------------------------
Administrative personnel and services
fee                                                         155,000
----------------------------------------------------------------
Custodian
fees

10,854

----------------------------------------------------------------
Transfer and dividend disbursing agent fees and
expenses                                          113,113
----------------------------------------------------------------
Directors'/Trustees'
fees                                                                           6,268
----------------------------------------------------------------
Auditing

fees

14,535

----------------------------------------------------------------
Legal

fees

5,766

----------------------------------------------------------------
Portfolio accounting

fees                                                                          50,142
----------------------------------------------------------------
Distribution services fee--Class A

Shares                                                         667,614
----------------------------------------------------------------
Distribution services fee--Class F

Shares                                                          19,507
----------------------------------------------------------------
Shareholder services fee--Class A

Shares                                                          333,777
----------------------------------------------------------------
Shareholder services fee--Class F

Shares                                                           32,512
----------------------------------------------------------------
Share registration

costs                                                                           50,917
----------------------------------------------------------------
Printing and
postage

54,905

----------------------------------------------------------------
Taxes

8,250

----------------------------------------------------------------
Miscellaneous

4,374

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL
EXPENSES
2,111,521

-----------------------------------------------------------------------------------------------------------------------------------
Waivers:
----------------------------------------------------------------
Waiver of investment advisory fee                                      $ (102,708)
----------------------------------------------------------------
Waiver of distribution services fee--Class A Shares                      (400,568)
----------------------------------------------------------------
Waiver of distribution services fee--Class F Shares                        (2,601)
----------------------------------------------------------------
Waiver of shareholder services fee--Class F Shares                         (3,901)
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL
WAIVERS
(509,778)

-----------------------------------------------------------------------------------------------------------------------------------
Net

expenses

1,601,743

-----------------------------------------------------------------------------------------------------------------------------------
Net investment
income

8,918,373

-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments:
----------------------------------------------------------------
Net realized loss on
investments

(3,085,078)

----------------------------------------------------------------
Net change in unrealized depreciation of
investments

(2,933,257)

-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments

(6,018,335)

-----------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from
operations                                                                        $
2,900,038

-----------------------------------------------------------------------------------------------------------------------------------

See Notes which are an integral part of the Financial Statements




Statement of Changes in Net Assets


Year Ended November 30
1999                        1998
----------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

-------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------
Net investment income                                                          $
8,918,373             $     7,110,653
-------------------------------------------------------------------------
Net realized loss on investments (($3,092,726) and ($261,311),
(3,085,078)                   (429,507)
 respectively, as computed for federal tax purposes)
-------------------------------------------------------------------------
Net change in unrealized depreciation
(2,935,257)                 (1,185,198)
----------------------------------------------------------------------------------------------------------------------------
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
2,900,038                   5,495,948
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
-------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------
Class A Shares

(8,142,077)                 (6,461,966)
-------------------------------------------------------------------------
Class F Shares

(807,850)                   (675,733)
----------------------------------------------------------------------------------------------------------------------------
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS
(8,949,927)                 (7,137,699)
----------------------------------------------------------------------------------------------------------------------------
Share Transactions:
-------------------------------------------------------------------------
Proceeds from sale of shares
163,459,402                 109,049,243
-------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
6,532,660                   4,948,741
 distributions declared
-------------------------------------------------------------------------
Cost of shares redeemed
(129,540,668)               (101,544,061)
----------------------------------------------------------------------------------------------------------------------------
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS
40,451,394                  12,453,923
----------------------------------------------------------------------------------------------------------------------------
Change in net assets
34,401,505                  10,812,172
-------------------------------------------------------------------------
Net Assets:
-------------------------------------------------------------------------
Beginning of period
114,570,807                 103,758,635
----------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of                $
148,972,312             $   114,570,807
 $59,621 and $83,527, respectively)
----------------------------------------------------------------------------------------------------------------------------

See Notes which are an integral part of the Financial Statements



Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                              1999           1998
1997            1996           1995
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $   9.82       $   9.95      $
9.91          $   9.97      $   9.48
-------------------------------------------
Income From Investment
Operations:

-------------------------------------------
Net investment income                                 0.57           0.60
0.59              0.59          0.55
-------------------------------------------
Net realized and unrealized gain (loss)              (0.35)         (0.13)
0.04             (0.06)         0.49
 on
investments

-----------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                     0.22           0.47
0.63              0.53          1.04
-----------------------------------------------------------------------------------------------------------------------
Less
Distributions:

-------------------------------------------
Distributions from net investment income             (0.59)         (0.60)
(0.59)            (0.59)        (0.55)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $   9.45       $   9.82      $
9.95          $   9.91      $   9.97
-----------------------------------------------------------------------------------------------------------------------
Total Return/1/                                       2.31%          4.81%
6.52%             5.54%        11.29%

Ratios to Average Net
Assets:

-----------------------------------------------------------------------------------------------------------------------
Expenses                                              1.10%          1.10%
1.10%             1.10%         1.10%
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                 5.98%          6.02%
5.90%             6.04%         6.13%
-----------------------------------------------------------------------------------------------------------------------
Expense waiver/reimbursement/2/                       0.37%          0.47%
0.49%             0.56%         0.43%
-----------------------------------------------------------------------------------------------------------------------
Supplemental
Data:

-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)           $139,452       $101,213
$94,952          $116,174      $138,451
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      29%            93%
62%              104%           63%
-----------------------------------------------------------------------------------------------------------------------

/1/ Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

/2/ This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements




Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                            1999            1998
1997           1996             1995
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $ 9.82          $  9.95       $
9.91         $ 9.97          $  9.48
-------------------------------------------
Income From Investment
Operations:

-------------------------------------------
Net investment income                              0.57             0.61
0.60           0.66             0.61
-------------------------------------------
Net realized and unrealized gain (loss)           (0.34)           (0.13)
0.04          (0.12)            0.44
 on
investments

-----------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                  0.23             0.48
0.64           0.54             1.05
-----------------------------------------------------------------------------------------------------------------------
Less
Distributions:

-------------------------------------------
Distributions from net investment income          (0.60)           (0.61)
(0.60)         (0.60)           (0.56)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 9.45          $  9.82       $
9.95         $ 9.91          $  9.97
-----------------------------------------------------------------------------------------------------------------------
Total Return/1/                                    2.42%            4.91%
6.63%          5.64%           11.39%
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net
Assets:

-----------------------------------------------------------------------------------------------------------------------
Expenses                                           1.00%            1.00%
1.00%          1.00%            1.00%
-----------------------------------------------------------------------------------------------------------------------
Net investment income                              6.00%            6.09%
6.00%          6.14%            6.22%
-----------------------------------------------------------------------------------------------------------------------
Expense waiver/reimbursement/2/                    0.12%            0.22%
0.24%          0.31%            0.18%
-----------------------------------------------------------------------------------------------------------------------
Supplemental
Data:

-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)          $9,520          $13,358
$8,807         $8,938          $10,183
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   29%              93%
62%           104%              63%
-----------------------------------------------------------------------------------------------------------------------

/1/ Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

/2/ This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements




Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Class F Shares. The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through compilation of a portfolio, the weighted average duration which will at all times be limited to three years.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities, listed corporate bonds, (other fixed-income and asset backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended registered investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with the other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities and market discount. The following reclassifications have been made to the financial statements.


                       Increase (Decrease)
---------------------------------------------------------------------
                                              Undistributed Net
                                              Investment Income/
                                              Accumulated
                        Accumulated           Distributions in

                           Net Realized Excess of Net

Paid in Capital         Gain/Loss             Investment Income
---------------------------------------------------------------------
$2                            ($7,650)                      $7,648
---------------------------------------------------------------------

Net investment income, net realized gains/losses, and net assets were not affected by this reclassifications.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

  At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $13,823,671, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


Expiration Year                          Expiration Amount

----------------------------------------------------------
2002                                           $ 8,964,278
----------------------------------------------------------
2003                                             1,407,407
----------------------------------------------------------
2004                                                97,949
----------------------------------------------------------
2005                                               261,311
----------------------------------------------------------
2007                                             3,092,726
----------------------------------------------------------

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contact.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1999 is as follows:


                                   Acquisition

Security                         Date               Acquisition Cost
--------------------------------------------------------------------
Mellon Residential                 12/16/1998             $1,487,831
 Funding Corp.
--------------------------------------------------------------------
Camuzzi Gas, Bond                   3/24/1998              1,306,888
--------------------------------------------------------------------
SMFC Trust Asset-Backed             2/04/1998                259,630
 Certificates
--------------------------------------------------------------------

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Capital Stock

At November 30, 1999, par value shares ($ 0.001 per share) authorized were as follows:


                                   Number of Par Value

Class Name                         Capital Stock Authorized

-----------------------------------------------------------
Class A Shares                    1,000,000,000
-----------------------------------------------------------
Class F Shares                    1,000,000,000
-----------------------------------------------------------
 TOTAL                            2,000,000,000
-----------------------------------------------------------

Transactions in capital stock were as follows:


Year Ended November 30
1999                                  1998
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares                                                  Shares
Amount           Shares               Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    16,591,622       $
160,553,694      10,264,365       $102,225,706
------------------------------------------------------
Shares issued to shareholders in payment of                       619,730
5,967,134         452,841          4,501,648
 distributions
declared

------------------------------------------------------
Shares redeemed                                               (12,757,200)
(122,750,761)     (9,957,718)       (99,008,742)
---------------------------------------------------------------------------------------------------------------------------------
 NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS           4,454,152       $
43,770,067         759,488       $  7,718,612
---------------------------------------------------------------------------------------------------------------------------------

Year Ended November 30
1999                                 1998
---------------------------------------------------------------------------------------------------------------------------------
Class F Shares                                                  Shares
Amount           Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                       300,562       $
2,905,708         684,999       $  6,823,537
------------------------------------------------------
Shares issued to shareholders in payment of
58,565              565,526          45,010            447,093
 distributions
declared

------------------------------------------------------
Shares redeemed                                                  (712,506)
(6,789,907)       (254,344)        (2,535,319)
 NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS            (353,379)      $
(3,318,673)        475,665       $  4,735,311
---------------------------------------------------------------------------------------------------------------------------------
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                   4,100,773       $
40,451,394       1,235,153       $ 12,453,923
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER FEE AND OTHER
TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, of the Fund to finance activities intended to result in the sale of the Fund's Class A shares and Class F shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                                   Percentage of Average Daily

Share Class Name                   Net Assets of Class

---------------------------------------------------------------
Class A Shares                                            0.50%
---------------------------------------------------------------
Class F Shares                                            0.15%
---------------------------------------------------------------

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receive a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended November 30, 1999, were as follows:


-----------------------------------------------------------------
Purchases                                        $   101,113,843
-----------------------------------------------------------------
Sales                                            $    39,920,915
-----------------------------------------------------------------

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FIXED INCOME SECURITIES, INC.
AND THE SHAREHOLDERS OF FEDERATED LIMITED TERM FUND:

We have audited the accompanying statement of assets and liabilities of Federated Limited Term Fund (the "Fund") (a portfolio of Fixed Income Securities, Inc.), including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Term Fund as of November 30, 1999, the results of its operations, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 14, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D

WESLEY W. POSVAR

MARJORIE P. SMUTS



Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

WILLIAM D. DAWSON III
Chief Investment Officer

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Notes

Notes

Notes

ANNUAL REPORT

AS OF NOVEMBER 30, 1999


[LOGO OF FEDERATED INVESTORS]


Federated Limited Term Fund

Established 1991

8th annual report




[Logo of Federated]

Federated Limited Term Fund

Federated Investors Funds

5800 Corporate Drive

Pittsburgh PA 15237-7000
1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 338319106
Cusip 338319304

G01176-01 (1/00)


Federated is a registered mark
of Federated Investors, Inc.
2000 /c/Federated Investors, Inc.

[recycled paper logo]






[FEDERATED LOGO]
WORLD-CLASS INVESTMENT MANAGER

[PHOTO OF RICHARD B. FISHER]
Richard B. Fisher
President

Federated Limited Term Municipal Fund

President's Message

Dear Shareholder:

Federated Limited Term Municipal Fund was created in 1993, and I am pleased to present its sixth Annual Report. As of November 30, 1999, the fund's assets totaled $126 million and were invested in 104 tax-free issues./1/ These tax-free bonds have an average maturity of under 3 years and on average, hold an A rating.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Jeff A. Kozemchak, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

This fund was created to provide a conservative investment approach for tax-free income. Its maturity places it between tax-free money market fund instruments and longer term municipal bonds, i.e., it offers more income potential than money market instruments, but less income potential than long-term tax-free municipal bonds./2/

As outlined in Jeff's discussion, from a total return perspective, it was a difficult period for bonds in general and short-term municipal bonds in particular. As yields rose, bond prices--and the net asset values of bond funds- -fell. Nevertheless, the fund's diversified, conservative portfolio of short-term municipal bonds produced a positive total return, compared to the negative returns of longer term municipal bond funds. A strong income stream helped the fund weather a slight decline in net asset value.

1 Income may be subject to the federal alternative minimum tax and state and local taxes.

2 Unlike the fund, money market funds seek to maintain a stable $1.00 share value.

Individual share class total return performance for the 12-month reporting period, including income distributions, follows./3/


                               Total Return           Income Distributions
Net Asset Value Change


Class A Shares                     1.29%                     $0.39
$9.86 to $9.60 = (2.64%)
Class F Shares                     1.54%                     $0.41
$9.86 to $9.60 = (2.64%)

As of November 30, 1999, approximately 92% of the fund's assets were invested in investment grade securities (securities rated BBB or higher). The fund has over 100 securities invested in bonds issued for housing authorities (21% of net assets), health care facilities (20% of net assets), utilities (10% of net assets), education (6% of net assets), industrial development (6% of net assets), and transportation (5% of net assets).

Thank you for choosing Federated Limited Term Municipal Fund to pursue tax-free income from short-term municipal issues. Remember, reinvesting your monthly dividends is a convenient way to build the value of your account through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,


/s/Richard B. Fisher

Richard B. Fisher
President
January 15, 2000

/3/ Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 0.27% and 0.57%, respectively.

[PHOTO OF JEFF A. KOZEMCHAK]
Jeff A. Kozemchak, CFA
Senior Vice President
Federated Investment Management Company

Investment Review

What is your review of the economy and the short-term municipal bond market over the fund's fiscal year?

Perhaps the biggest issues threatening the U.S. economy in the latter half of 1998 were alleviated by the second quarter of 1999. The improvements in international economies, particularly in Asia, and calmer foreign markets laid the foundation for the Federal Reserve Board (the "Fed") to focus on U.S. economic releases and the rapid pace of growth. The Fed became increasingly concerned with potential inflationary pressures from tighter labor markets and rising equity wealth. For the most part, inflationary forces remained tame in 1999 with increases in some commodity prices, such as oil. Nevertheless, the Fed began a series of three interest rate increases in part to reverse the effects of the three rate cuts in the Fall of 1998. The Fed cited constrained labor markets, strong domestic growth, and the need to be pre- emptive against rising wage demands that were likely to materialize. The moves came in June, August and November of 1999; each time, the Fed voted to raise the Fed Funds Target Rate by a quarter point, bringing the rate to 5.50% at the end of the reporting period.

  The short-term municipal bond market in 1999 had what can only be characterized as a difficult year, the worst since 1994, as interest rates rose close to 100 basis points on the short-term part of the yield curve. However, despite the rise in interest rates and the decline in the fund's net asset value, the fund's incremental income advantage over money market funds partially offset the price decline, and the fund only marginally under-performed tax-free and taxable money funds (pre-tax comparison) for the 12-month reporting period.

  Interest rates in the short-term municipal market reflected the Fed's interest rate moves to slow the economy. The yield on the 3-year, A-rated general obligation municipal bond began the reporting period at 3.65%, but declined in January and February of 1999 to 3.55%, before rising rapidly over the spring months, reaching 4.40% in June 1999. Yields then remained range bound from 4.20% to 4.40% until October, when another Fed increase began to be reflected into the yield curve. Yields ended the reporting period at 4.50%.

How did the fund perform over the 12-month reporting period?

The fund performed as expected on both a total return and income basis given the rise in interest rates. For the fiscal year ended November 30, 1999, investors in the Class A Shares of the fund received a total return of 1.29%, based on net asset value.1 For the same period, investors in the Class F Shares of the fund received a total return of 1.54%, based on net asset value./1/ These results slightly lagged the 2.05% return of the Lipper Short-Term Municipal Debt Funds Average./2/

  As expected, most of the fund's total return consisted of tax-exempt income. The negative impact of rising rates caused a $0.26 decline in the fund's net asset value due to the short-term effective average maturity of the portfolio.

What level of income did the fund produce during the 12-month reporting period?

For the fiscal year ended November 30, 1999, the fund's tax-exempt income totaled $0.39 per share for Class A Shares and $0.41 per share for Class F Shares. These income levels corresponded to 12-month tax-exempt distribution rates of 4.02% and 4.27% for investors in the fund's Class A Shares and Class F Shares, respectively. When considering the relative price stability of the fund, these distributions are attractive compared to municipal money market fund returns.

  Also, as of November 30, 1999, the fund posted 30-day distribution rates of 4.12% for Class A Shares and 4.37% for Class F Shares. These rates are equivalent to taxable rates of 6.82% for Class A Shares and 7.24% for Class F Shares, assuming a top marginal tax rate of 39.60%./3/ The 30-day SEC yields as of November 30, 1999 for Class A Shares and Class F Shares were 4.07% and 4.32%, respectively./4/

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A and F Shares were 0.27% and 0.57%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

3 The 30-day distribution rate reflects actual distributions made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price. The 30-day distribution rate, based on offering price (i.e., less any applicable sales charge), for Class A shares was 4.07%. The taxable distribution rate for Class A Shares based on offering price was 6.74%.

4 The 30-day SEC yield is calculated by dividing the net investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized. The 30-day SEC yield based on offering price (i.e., less any applicable sales charge), for Class A Shares was 4.02%.

How was the fund's portfolio allocated in terms of credit quality and sectors?

At the end of the reporting period, the fund's assets were invested as follows:
50.7% A or better; 39.9% BBB; 1.1% BB; 8.3% non-rated.

 With respect to sectors, the fund's assets were allocated as follows:


                                                            Percentage of

Sector                                                      Net Assets
Housing Authorities                                         21.0%
Health Care Facilities                                      20.0%
Utilities                                                   10.0%
Education                                                    6.0%
Industrial Development                                       6.0%
Transportation                                               5.0%

After a period of multiple tightenings by the Fed, what do you foresee for the short-term municipal market as we enter the year 2000, and how have you structured the portfolio as a result?

We continue to shorten the average maturity of the fund's portfolio to minimize the negative impact of any further interest rate increases by the Fed. Interest rates have risen significantly over the past year, and the Fed is well aware of the six to twelve month lag effect of monetary policy changes (interest rate increases) on the economy.

  If the economy should begin to show signs of slowing early in the year, further rate increases may be unnecessary. Nevertheless, it would not be surprising for the Fed to "tap the brakes" one more time in the first quarter of 2000 as an insurance policy. Accordingly, we will continue to position the fund for slightly higher interest rates while striving to improve the distribution yield of the portfolio. We will continue to watch, with great interest, market developments in order to best serve our tax- sensitive investors.

Shareholder Meeting Results

A Special Meeting of Fund shareholders was held on November 30, 1999. On September 8, 1999, the record date for shareholders voting at the meeting, there were 13,738,432 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

Agenda Item 1
Vote on Directors./1/


                                                                        Withheld
                                                                       Authority

                                              For                to Vote
Thomas G. Bigley                              7,633,264           69,762
Nicholas P. Constantakis                      7,633,264           69,762
John F. Cunningham                            7,634,405           68,621
J. Christopher Donahue                        7,633,264           69,762
Charles F. Mansfield, Jr.                     7,634,523           68,503
John E. Murray, Jr.                           7,634,523           68,503
John S. Walsh                                 7,633,264           69,762



1  The following Directors of the Fund continued their terms as Directors of the
   Fund: John F. Donahue, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.


Agenda Item 2

(a) To amend the Fund's fundamental investment policy regarding diversification.


                                                                     Abstentions
                                                                      and Broker

For                                          Against             Non-Votes
6,677,573                                    28,526              996,928

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.


                                                                 Abstentions and

For                                          Against           Broker Non-Votes
6,577,528                                    175,729           949,770

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.



                                                                     Abstentions
                                                                      and Broker

For                                        Against            Non-Votes
6,627,165                                  146,522            929,340


(d) To amend the Fund's fundamental investment policy regarding investments in commodities.


                                                                 Abstentions and

For                                        Against             Broker Non-Votes
6,527,125                                  211,881             964,021

(e) To amend the Fund's fundamental investment policy underwriting securities.


                                                                 Abstentions and

For                                        Against             Broker Non-Votes
6,648,538                                    105,260           949,229

(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.


                                                                 Abstentions and

For                                         Against           Broker Non-Votes
6,596,197                                   90,372            1,016,458

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.


                                                                 Abstentions and

For                                          Against         Broker Non-Votes
6,588,180                                    122,545         992,301

(i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.


                                                                 Abstentions and

For                                          Against          Broker Non-Votes
6,663,101                                    100,270          939,656

Agenda Item 4

(a) To permit the Board of Directors to liquidate the assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.


                                                                     Abstentions
                                                                      and Broker

For                                       Against              Non-Votes
6,826,424                                 161,004              715,599

(b) To permit the company to make name changes without shareholder approval.


                                                                 Abstentions and

For                                       Against             Broker Non-Votes
6,735,025                                 237,368             730,634

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $7,000 in the Class A Shares of Federated Limited Term Municipal Fund on 9/1/93, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $8,663 on 11/30/99. You would have earned a 3.47%/1/ average annual total return for the investment life span.

  One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

  As of 12/31/99, the Class A Shares' 1-year, 5-year, and since inception (9/1/93) average annual total returns were (0.13%), 4.20%, and 3.41%, respectively. As of 12/31/99, Class F Shares' annualized 1-year, 5-year, and since inception (9/1/93) average annual total returns were 0.16%, 4.66%, and 3.81%, respectively./2/

[Graphic representation omitted; see Appendix E.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 1.00% sales charge; Class F Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 6 years (reinvesting all dividends and capital gains) grew to $7,771.

  With this approach, the key is consistency.

  If you had started investing $1,000 annually in the Class A Shares of Federated Limited Term Municipal Fund on 9/1/93, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $7,000 but your account would have reached a total value of $7,771/1/ by 11/30/99. You would have earned an average annual total return of 3.28%.

  A practical investment plan helps you pursue income by investing in short-term municipal securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted; see Appendix F.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated Limited Term Municipal Fund-
Class A Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1999 compared to the Lehman Brothers Three-Year Municipal Bond Index (LB3YRMB)./2/


Average Annual Total Returns/3/ for the Period Ended
November 30, 1999
1 Year                                                      0.27%
5 Years                                                     4.29%
Start of Performance (9/1/93)                               3.47%

[Graphic representation omitted; see Appendix G.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LB3YRMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3  Total return quoted reflects all applicable sales charges.


Federated Limited Term Municipal Fund-
Class F Shares

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1999 compared to the Lehman Brothers Three-Year Municipal Bond Index (LB3YRMB)./2/


Average Annual Total Returns/3/ for the Period Ended
November 30, 1999
1 Year                                                   0.57%
5 Years                                                  4.76%
Start of Performance (9/1/93)                            3.87%

[Graphic representation omitted; see Appendix H.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $9,900 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) that was in effect prior to July 17, 1995. As of July 17, 1995, the Fund did not have a sales charge. The fund currently has a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3YRMB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LB3YRMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

PORTFOLIO OF INVESTMENTS

November 30, 1999


Principal
Credit
Amount

Rating/1/     Value
              LONG-TERM MUNICIPALS--95.9%/2/
              Alabama--4.1%
$ 1,236,722/3/Birmingham, AL, Fire Equipment Lease Obligation No. 1, 5.60%,

11/5/2004                                                                   NR   $
1,235,559
  1,500,000   Hoover, AL Board of Education, Warrant Anticipation Notes (Series
              1999-B), 4.25%,
2/1/2001                                                    NR       1,498,905
    515,000   Mobile, AL, GO Warrants, 4.95%,
8/15/2000                                   NR         518,327
  1,900,000   Selma, AL IDB, Annual Tender PCR Refunding Bonds (1993 Series B),
              4.30% TOBs (International Paper Co.), Optional Tender
7/15/2000           BBB+       1,898,765

Total

5,151,556
              Alaska--1.8%

  1,145,000   Alaska Industrial Development and Export Authority, Power Revenue
              Bonds (First Series), 4.75% (Snettisham Hydroelectric Project),

1/1/2002                                                                   BBB
1,147,324
  1,145,000   Alaska Industrial Development and Export Authority, Power Revenue
              Bonds (First Series), 4.75% (Snettisham Hydroelectric Project),

1/1/2003                                                                   BBB
1,144,141

Total

2,291,465

              California--2.2%
    675,000   Delta Counties, CA Home Mortgage Finance Authority, SFM Revenue
              Bonds (Series 1998A), 4.85% (MBIA INS),
12/1/2008                          AAA         665,280
  1,000,000   Sacramento County, CA HDA, Multifamily Housing Revenue Bonds (Series
              I), 4.80% TOBs (Rancho Natomas Apartments)/(Dai-Ichi Kangyo Bank
              Ltd., Tokyo LOC), Mandatory Tender
12/15/2007                               A1       1,003,210
  1,160,000   West Sacramento, CA, Limited Obligation Refunding Improvement Bonds,
              4.80%(West Sacramento Reassessment District of 1998)/(Original Issue
              Yield:4.90%),
9/2/2002                                                      NR       1,137,229

Total

2,805,719
              Colorado--4.9%

    420,000   Colorado HFA, SFM Revenue Bonds, (Series C-1), 7.65%,
12/1/2025            Aa2         450,727
    735,000   Colorado HFA, Single Family Program Senior Bonds (Series 1998A-3),

4.60%,11/1/2016
Aa2         735,213
  1,385,000   Colorado HFA, Single Family Program Senior Bonds (Series 1998C-1),

4.70%,5/1/2020                                                             Aa2
1,383,504
    500,000   Colorado HFA, Single Family Program Senior Bonds (Series 1999 A-3),

4.25%,10/1/2005
Aa2         492,640
  2,000,000   Denver, CO City & County Airport Authority, Airport System Revenue
              Bonds (Series 1996C), 5.05%,
11/15/2000                                    BBB       2,012,860
              LONG-TERM MUNICIPALS--continued/2/
              Colorado--continued

$ 1,090,000   Denver, CO Health & Hospital Authority, Revenue Bonds, 5.00%,

12/1/2002                                                                  BBB   $
1,089,913

Total

6,164,857

              District of Columbia--1.9%
  2,310,000   District of Columbia HFA, SFM Revenue Bonds (Series 1998A), 6.25%
              (GNMA Collateralized Home Mortgage Program COL),
12/1/2028                 AAA       2,415,821
              Florida--4.3%
  1,525,000   Pinellas County, FL HFA, SFM Revenue Bonds (Series C), 6.45%

(GNMACOL),3/1/2029                                                         Aaa
1,568,539

  3,800,000   Pinellas County, FL Health Facility Authority Daily VRDNs (Chase
              Manhattan Bank N.A., New York
LOC)                                         AA-       3,800,000

Total

5,368,539
              Hawaii--1.2%

  1,485,000   Hawaii State Department of Budget & Finance, Special Purpose Revenue
              Bonds, 4.65% (G.N. Wilcox Memorial Hospital),
7/1/2003                    BBB+       1,462,190
              Idaho--3.8%
  1,500,000   Boise, ID Industrial Development Corp., Multi-Mode Variable Rate
              Industrial Development Revenue Bonds (Series 1998) Weekly VRDNs
              (Multiquip Inc. Project)/(Bank of Tokyo-Mitsubishi Ltd.
LOC)                A-       1,500,000
    390,000   Idaho Health Facilities Authority, Hospital Revenue Bonds (Series
              1998), 4.50% (Idaho Elks Rehabilitation Hospital)/(Original Issue
              Yield: 4.55%),
7/15/2002                                                   BBB         385,889
    225,000   Idaho Health Facilities Authority, Hospital Revenue Bonds (Series
              1998), 4.70% (Idaho Elks Rehabilitation Hospital)/(Original Issue
              Yield: 4.75%),
7/15/2004                                                   BBB         220,108
    750,000   Idaho Health Facilities Authority, Improvement & Refunding Revenue
              Bonds,4.30% (Bannock Regional Medical Center)/(Original Issue Yield:

4.40%),5/1/2002
BBB+         740,407
  2,000,000   Idaho Housing Agency, SFM Bonds, Series B-2, 4.65%,
7/1/2028               Aaa       1,955,040

Total

4,801,444
              Illinois--8.1%

  1,730,000   Broadview, IL, Tax Increment Financing Revenue Bonds, 4.60%,
7/1/2004       NR       1,680,851
    920,000   Chicago, IL, Collateralized SFM Revenue Bonds (Series 1997B), 5.10%
              (GNMA Collateralized Home Mortgage Program COL),
9/1/2007                  Aaa         924,959
  1,655,000   Chicago, IL, Collateralized SFM Revenue Bonds, Series A-1, 4.85%
              (GNMACOL),
3/1/2015                                                        Aaa       1,640,800
    750,000   Chicago, IL, Gas Supply Revenue Bonds, 7.50% (Peoples Gas Light &
              Coke

Co.),3/1/2015                                                         AA-
769,815
    845,000   Illinois Development Finance Authority, Revenue Bonds (Series 1995),
              5.80% (Catholic Charities Housing Development Corp.),
1/1/2007              NR         823,630
              LONG-TERM MUNICIPALS--continued/2/
              Illinois--continued

$   490,000   Illinois Development Finance Authority, Mortgage Revenue Refunding
              Bonds, (Series 1997A), 5.20% (MBIA INS),
7/1/2008                          AAA   $     489,976
  2,000,000   Illinois Development Finance Authority, Solid Waste Disposal Revenue
              Bonds, 7.125% (Waste Management, Inc.),
1/1/2001                           BBB       2,017,240
    505,000   Illinois Health Facilities Authority, Refunding Revenue Bonds
              (Series 1996B), 5.00% (Sarah Bush Lincoln Health Center),
2/15/2000         A-         505,682
    615,000   Illinois Health Facilities Authority, Refunding Revenue Bonds
              (Series 1996B),5.00% (Sarah Bush Lincoln Health Center)/(Original
              Issue Yield:
5.10%),2/15/2001                                               A-         616,599
    670,000   Illinois Health Facilities Authority, Refunding Revenue Bonds
              (Series 1996B),5.125% (Sarah Bush Lincoln Health Center)/(Original
              Issue Yield: 5.25%),
2/15/2002                                              A-         672,238

Total

10,141,790
              Indiana--4.6%

    630,000   Indiana Health Facility Financing Authority, Hospital Refunding &
              Revenue Bonds (Series 1996), 5.625% (Hancock Memorial Hospital and
              Health
Services),8/15/2000                                                BBB+
633,956
    685,000   Indiana Health Facility Financing Authority, Hospital Refunding &
              Revenue Bonds (Series 1996), 5.625% (Hancock Memorial Hospital and
              Health
Services),8/15/2001                                                BBB+
691,994
    725,000   Indiana Health Facility Financing Authority, Hospital Refunding &
              Revenue Bonds (Series 1996), 5.625% (Hancock Memorial Hospital and
              Health
Services),8/15/2002                                                BBB+
734,621
  1,590,000   Indiana Health Facility Financing Authority, Hospital Revenue
              Refunding Bonds, 4.50% (Floyd Memorial Hospital, IN)/(Original Issue
              Yield: 4.53%),
2/15/2005                                                     A       1,530,900
    935,000   LaPorte County, IN Hospital Authority, Refunding Revenue Bonds,
              5.80% (LaPorte Hospital, Inc., IN)/(Original Issue Yield: 5.898%),

3/1/2000
Baa1         937,730
    225,000   Marion County, IN Hospital Authority, Hospital Facility Revenue
              Refunding Bonds, 6.50% (Methodist Hospital of Indiana)/(Original
              Issue Yield:
7.374%),9/1/2008                                              AAA         230,272
  1,000,000   Portage, IN, Revenue Bonds (Series 1998B) Weekly VRDNs (American
              Iron Oxide Co. Project)/(Bank of Tokyo-Mitsubishi Ltd.
LOC)                 NR       1,000,000

Total

5,759,473
              Kansas--2.0%

    335,000   Newton, KS, Hospital Revenue Refunding Bonds, Series 1998, 4.65%
              (NewtonHealthcare Corp.)/(Original Issue Yield: 4.70%),
11/15/2001        BBB-         333,379
    370,000   Newton, KS, Hospital Revenue Refunding Bonds, Series 1998, 4.80%
              (NewtonHealthcare Corp.)/(Original Issue Yield: 4.90%),
11/15/2003        BBB-         365,342
    855,000   Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds (Series 1997A-1),
              5.10% (GNMA Collateralized Home Mortgage Program COL),
12/1/2014           Aaa         856,599
              LONG-TERM MUNICIPALS--continued/2/
              Kansas--continued

$   965,000   Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds, Mortgage-Backed
              Securities Program, (Series 1998 A-1), 5.00% (GNMA Collateralized
              Home Mortgage Program COL),
6/1/2013                                       Aaa   $     946,076

Total

2,501,396
              Louisiana--5.5%

  2,500,000   Louisiana Agricultural Finance Authority, Revenue Bonds (Series
              1999B), 4.625% (Louisiana Pacific Corporation Project)/ (Hibernia
              National Bank
LOC),5/1/2004                                                 A3       2,425,100
  1,500,000   Louisiana State Offshore Term Authority, Deepwater Port Refunding
              Revenue Bonds (First Stage Series 1992B), 6.00% (Loop, Inc.),

9/1/2001                                                                     A
1,534,470
  1,000,000   St. Charles Parish, LA, PCR Refunding Bonds (Series 1999-C), 5.35%
              TOBs (Entergy Louisiana, Inc.), Mandatory Tender
10/1/2003                BBB-         994,800
  2,000,000   St. Charles Parish, LA, PCR Refunding Revenue Bonds (Series 1999A),
              4.85% TOBs (Entergy Louisiana, Inc.), Mandatory Tender
6/1/2002           BBB-       1,981,460

Total

6,935,830

              Massachusetts--3.6%
    500,000   Greater New Bedford Regional Refuse Management District, MA, UT GO
              Bonds, 5.10% (Original Issue Yield: 5.20%),
5/1/2000                      Baa3         501,100
  2,000,000   Massachusetts HEFA, Revenue Bonds (Series 1999A), 5.25% (Caritas
              Christi Obligated Group),
7/1/2004                                         BBB       1,988,020
  1,000,000   Massachusetts IFA, Resource Recovery Revenue Refunding Bonds,
              (Series1998A), 4.60% (Ogden Haverhill),
12/1/2002                          BBB         991,140
  1,000,000   Massachusetts IFA, Resource Recovery Revenue Refunding Bonds,
              (Series1998A), 4.70% (Ogden Haverhill),
12/1/2003                          BBB         987,560

Total

4,467,820
              Minnesota--1.2%

  1,500,000   Maplewood, MN, Health Care Facility Revenue Bonds (Series 1996),
              5.95% (Healtheast, MN),
11/15/2006                                        BBB-       1,456,800
              Missouri--4.3%
  1,000,000   Kansas City, MO IDA, PCR Bonds, 6.05% (General Motors Corp.),

4/1/2006                                                                     A
1,010,490
  2,945,000   Missouri State Housing Development Commission, SFM Revenue Bonds
              (Series1998D-2), 6.50% (GNMA Collateralized Home Mortgage Program

COL),9/1/2029                                                              AAA
3,146,821
    450,000   West Plains, MO IDA, Hospital Revenue Bonds, 4.70% (Ozarks Medical
              Center)/(Original Issue Yield: 4.80%),
11/15/2002                          BB+         440,055
    440,000   West Plains, MO IDA, Hospital Revenue Bonds, 4.85% (Ozarks Medical
              Center)/(Original Issue Yield: 4.95%),
11/15/2003                          BB+         427,583
              LONG-TERM MUNICIPALS--continued/2/
              Missouri--continued

$   425,000   West Plains, MO IDA, Hospital Revenue Bonds, 5.05% (Ozarks Medical
              Center)/(Original Issue Yield: 5.125%),
11/15/2005                         BB+   $     406,852

Total

5,431,801
              Nebraska--0.7%

    884,210/3/Energy America, NE, Gas Supply Revenue Bonds (Series 1998B), 5.10%
              (Nebraska Public Gas Agency),
10/15/2005                                    NR         862,751
              New Hampshire--1.5%
  2,000,000   New Hampshire Business Finance Authority, PCR Refunding Bonds, 4.55%
              TOBs (United Illuminating Co.), Mandatory Tender
2/1/2004                 BBB+       1,925,600
              New Mexico--1.4%
  1,750,000   New Mexico Mortgage Finance Authority, SFM Program Bonds (Series
              1998C), 6.00% (GNMA Collateralized Home Mortgage Program COL),

7/1/2029                                                                   AAA
1,782,288
              New York--6.6%
    450,000   New York City, NY, GO UT Refunding Bonds (Series B), 5.30%,
8/15/2000       A-         454,311
  1,550,000   New York City, NY, GO UT Refunding Bonds (Series B), 5.30%,
8/15/2000       A-       1,563,237
  1,800,000   New York City, NY, UT GO Bonds (Series B), 7.50% (Original Issue
              Yield:
7.60%),2/1/2001                                                      A-
1,862,262
  1,000,000   New York State Dormitory Authority, Mental Health Services
              Facilities Improvement Revenue Bonds (Series A), 5.00% (Original
              Issue Yield:

5.05%),2/15/2002                                               A-       1,007,820
    995,000   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,
              (Series 71), 4.75%,
10/1/2021                                              Aa2         984,135
  1,065,000   Niagara Falls, NY CSD, Certificates of Participation (Series 1998),

5.50%,6/15/2001                                                           BBB-
1,077,972
  1,185,000   Niagara Falls, NY CSD, Certificates of Participation (Series 1998),

5.625%,6/15/2003                                                          BBB-
1,209,127
    100,000   St. Lawrence County, NY IDA, Civic Facility Revenue Bonds (Series
              1990) Weekly VRDNs (Clarkson University)/(Sumitomo Bank Ltd., Osaka

LOC)
A3         100,000

Total

8,258,864

              North Carolina--2.9%
  1,000,000   North Carolina Eastern Municipal Power Agency, Refunding Revenue
              Bonds (Series B), 5.375% (Original Issue Yield: 5.50%),
1/1/2001           BBB       1,003,760
  2,600,000   North Carolina HFA, SFM Revenue Bonds (Series 1997TT), 4.90%,

9/1/2024                                                                    AA
2,572,232

Total

3,575,992

              North Dakota--2.7%
  2,570,000   North Dakota State HFA, Housing Finance Program Bonds (Series
              1997C), 4.70%,
1/1/2022                                                    Aa3       2,514,925
              LONG-TERM MUNICIPALS--continued/2/
              North Dakota--continued

$   940,000   North Dakota State HFA, Housing Finance Program Bonds (Series
              1998A), 4.60%,
1/1/2023                                                    Aa3   $     925,374

Total

3,440,299
              Ohio--6.1%

    500,000   Franklin County, OH Health Care Facilities, Revenue Refunding Bonds,
              4.60% (Ohio Presbyterian Retirement Services)/(Original Issue Yield:
              4.70%),

7/1/2001                                                            NR         496,380
    315,000   Franklin County, OH Health Care Facilities, Revenue Refunding Bonds,
              4.80% (Ohio Presbyterian Retirement Services)/(Original Issue Yield:
              4.90%),

7/1/2003                                                            NR         309,872
    460,000   Franklin County, OH Health Care Facilities, Revenue Refunding Bonds,
              5.00% (Ohio Presbyterian Retirement Services),
7/1/2004                     NR         451,715
  3,000,000   Hamilton County OH Local Cooling Facilities Revenue Bonds (Series
              1998), 4.90% TOBs (Trigen-Cinergy Solutions of Cincinnati
              LLC)/(Cinergy Corp. GTD), Mandatory Tender
6/1/2004                       BBB+       2,916,270
  1,550,000   Marion County, OH Hospital Authority, Hospital Refunding &
              Improvement Revenue Bonds (Series 1996), 5.50% (Community Hospital
              of Springfield),
5/15/2000                                                BBB+       1,556,278
    895,000   Ohio Enterprise Bond Fund, (Series 1995-3) State Economic
              Development Revenue Bonds, 5.60% (Smith Steelite),
12/1/2003                A-         916,802
  1,000,000   Ohio HFA, Residential Mortgage Revenue Bonds (Series 1998A-1), 4.90%
              (GNMA Collateralized Home Mortgage Program COL),
9/1/2025                  AAA         989,390

Total

7,636,707

              Pennsylvania--6.5%
    615,000   Clarion County, PA Hospital Authority, Revenue Refunding Bonds,
              (Series 1997), 4.75% (Clarion County Hospital)/(Original Issue
              Yield: 4.85%),
7/1/2001                                                   BBB-         611,937
    850,000   Clarion County, PA Hospital Authority, Revenue Refunding Bonds,
              (Series 1997), 5.00% (Clarion County Hospital),
7/1/2002                  BBB-         846,362
    830,000   Grove City Area Hospital Authority, Hospital Revenue Bonds, (Series
              1998), 4.50% (United Community Hospital)/(Original Issue Yield:
              4.60%),

7/1/2003                                                           BBB         811,101
    505,000   Hazleton, PA Health Services Authority, Hospital Revenue Bonds
              (Series 1996), 5.40% (Hazleton-St. Joseph Medical Center),
7/1/2001       BBB+         508,186
    195,000   Jeannette Health Services Authority, PA, Hospital Revenue Bonds
              (Series A of1996), 4.85% (Jeannette District Memorial
              Hospital)/(Original Issue Yield: 4.95%),
11/1/2000                        BBB+         195,320
    155,000   Jeannette Health Services Authority, PA, Hospital Revenue Bonds
              (Series A of1996), 5.05% (Jeannette District Memorial
              Hospital)/(Original Issue Yield: 5.15%),
11/1/2001                        BBB+         155,251
    220,000   Jeannette Health Services Authority, PA, Hospital Revenue Bonds
              (Series A of1996), 5.15% (Jeannette District Memorial
              Hospital)/(Original Issue Yield: 5.30%),
11/1/2002                        BBB+         220,497
  2,000,000   Montgomery County, PA IDA, PCR Refunding Bonds (Series 1999B), 5.30%
              TOBs (Peco Energy Co.), Mandatory Tender
10/1/2004                        BBB+       1,987,240
              LONG-TERM MUNICIPALS--continued/2/
              Pennsylvania--continued

$ 1,200,000   Pennsylvania EDFA, Resource Recovery Refunding Revenue Bonds (Series
              B), 6.75% (Northampton Generating),
1/1/2007                              BBB-   $   1,245,648
    595,000   Philadelphia, PA Hospitals & Higher Education Facilities Authority,
              Hospital Revenue Bonds (Series 1997), 5.00% (Jeanes Hospital, PA),

7/1/2000
BBB+         595,672
    620,000   Philadelphia, PA Hospitals & Higher Education Facilities Authority,
              Hospital Revenue Bonds (Series 1997), 5.20% (Jeanes Hospital, PA),

7/1/2001
BBB+         621,110
    435,000   Philadelphia, PA IDA, Revenue Bonds, 4.55% (Franklin Institute),

6/15/2003
Baa2         428,183

Total

8,226,507

              Rhode Island--3.2%
  3,885,000   Rhode Island State Student Loan Authority, Student Loan Revenue
              Refunding Bond, (Series B), 6.75% (Original Issue Yield: 6.80%),

12/1/2001                                                                    A
4,002,599
              South Dakota--2.4%
  3,000,000   South Dakota Student Loan Finance Corp., (Series A) Student Loan
              Revenue Bonds, 5.85%,
8/1/2000                                              A+       3,033,570
              Tennessee--2.1%
    585,000   Montgomery County, TN HEFA Board, Hospital Revenue Refunding Bonds,
              4.50% (Clarksville Regional Hospital)/(Original Issue Yield: 4.60%),

1/1/2003
BBB         576,986
    915,000   Montgomery County, TN HEFA Board, Hospital Revenue Refunding Bonds,
              4.55% (Clarksville Regional Hospital)/(Original Issue Yield: 4.65%),

1/1/2004
BBB         894,531
    730,000   Montgomery County, TN HEFA Board, Hospital Revenue Refunding Bonds,
              4.65% (Clarksville Regional Hospital)/(Original Issue Yield: 4.75%),

1/1/2005
BBB         708,867
    400,000   Springfield, TN Health & Educational Facilities Board, Hospital
              Revenue Bonds, 7.50% (NorthCrest Medical Center),
4/1/2000                 Aaa         404,708

Total

2,585,092
              Texas--6.3%

  4,000,000   Alliance Airport Authority Inc., TX, Special Facilities Revenue
              Bonds, 7.50% (American Airlines Inc.)/(Original Issue Yield: 8.00%),

12/1/2029                                                                 BBB-
4,163,360
    500,000   Bell County, TX HFDC, Retirement Facility Revenue Bonds (Series
              1998A), 4.40% (Buckner Retirement Services, Inc. Obligated Group
              Project)/(Original Issue Yield: 4.50%),
11/15/2002                          A-         490,975
  1,270,000   Bell County, TX HFDC, Retirement Facility Revenue Bonds (Series
              1998A), 5.00% (Buckner Retirement Services, Inc. Obligated Group
              Project),
11/15/2004                                                        A-       1,262,278
  1,000,000/3/Greenville, TX Industrial Development Corp., Airport Revenue
              Refunding Bonds, Series 1996, 5.15% (Raytheon/E-Systems, Inc.),

8/1/2000                                                                    NR
1,005,340
              LONG-TERM MUNICIPALS--continued/2/
              Texas--continued

$             1,000,000  Matagorda  County,  TX Navigation  District Number One,
              Revenue  Refunding  Bonds  (Series  1999C),  5.20%  TOBs  (Reliant
              Energy, Inc.),
              Mandatory Tender11/1/2002
BBB+      $     998,620

Total

7,920,573

                 Total Investments (identified cost
$121,513,786)/4/                           $ 120,407,343


1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 At November 30, 1999, 47.9% of the total investments at market value were subject to alternative minimum tax.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At November 30, 1999, these securities amounted to $3,103,650 which represents 2.5% of net assets.

4 The cost of investments for federal tax purposes amounts to $121,513,786. The net unrealized depreciation of investments on a federal tax basis amounts to $1,106,443 which is comprised of $177,235 appreciation and $1,283,678 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($125,618,431) at November 30, 1999.

The following acronyms are used throughout this portfolio:

COL      --Collateralized
CSD      --Central School District

EDFA     --Economic Development Financing Authority
GNMA     --Government National Mortgage Association
GO       --General Obligation
GTD      --Guaranteed
HDA      --Hospital Development Authority
HEFA     --Health and Education Facilities Authority
HFA      --Housing Finance Authority
HFDC     --Health Facility Development Corporation
IDA      --Industrial Development Authority
IDB      --Industrial Development Bonds
IFA      --Industrial Finance Authority
INS      --Insured
LLC      --Limited Liability Corporation
LOC      --Letter of Credit
MBIA     --Municipal Bond Investors Assurance
PCR      --Pollution Control Revenue
SFM      --Single Family Mortgage
TOBs     --Tender Option Bonds
UT       --Unlimited Tax
VRDNs    --Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1999

Assets:
Total investments in securities, at value (identified and tax cost
$121,513,786)                                   $   120,407,343
Cash

38,085

Income

receivable

2,055,578

Receivable for investments
sold

380,194

Receivable for shares
sold

3,027,741
 TOTAL

ASSETS
125,908,941
Liabilities:

Payable for shares

redeemed                                                                         $
154,469

Income distribution
payable

82,252

Accrued

expenses

53,789
 TOTAL

LIABILITIES
290,510

Net Assets for 13,082,261 shares

outstanding                                                                       $
125,618,431

Net Assets Consist

of:
Paid in
capital

$   130,959,198

Net unrealized depreciation of
investments

(1,106,443)

Accumulated net realized loss on
investments

(4,314,324)

Undistributed net investment
income

80,000

 TOTAL NET

ASSETS
$   125,618,431

Net Asset Value, Offering Price and Redemption Proceeds Per
Share:
Class A
Shares:

Net Asset Value Per Share ($97,612,483 / 10,165,697 shares
outstanding)                                               $       9.60
Offering Price Per Share (100/99.00 of
$9.60)/1/
$       9.70
Redemption Proceeds Per Share (100/100.00 of

$9.60)/2/                                                                $       9.60
Class F
Shares:

Net Asset Value Per Share ($28,005,948 / 2,916,564 shares
outstanding)                                                $       9.60
Offering Price Per Share (100/100.00 of
$9.60)/1/                                                                     $
9.60

Redemption Proceeds Per Share (99.00/100 of

$9.60)/2/                                                                 $       9.50

1    See "What Do Shares Cost" in the Prospectus.
2    See "Sales Charge When You Redeem" in the Prospectus.

See Notes which are an integral part of the Financial Statements.

Statement of Operations

NOVEMBER 30, 1999


Investment Income:

Interest

$  6,257,837
Expenses:

Investment adviser

fee                                                                           $
517,415
Administrative personnel and services
fee                                                             155,002
Custodian
fees
16,198

Transfer and dividend disbursing agent fees and
expenses                                               35,414
Directors'/Trustees'
fees
4,786
Auditing
fees
14,609
Legal
fees
5,012

Portfolio accounting
fees

72,321

Distribution services fee--Class A

Shares                                                             240,981
Distribution services fee--Class F
Shares                                                              49,466
Shareholder services fee--Class A

Shares                                                              240,981
Shareholder services fee--Class F
Shares                                                               82,444
Share registration
costs
47,095

Printing and
postage

37,785

Taxes

5,826

Miscellaneous

1,936
 TOTAL

EXPENSES
1,527,271
Waivers:

Waiver of investment adviser fee                                          $
(396,784)

Waiver of distribution services fee--Class F Shares
(49,466)
 TOTAL

WAIVERS

(446,250)

Net

expenses

1,081,021

Net investment
income

5,176,816

Realized and Unrealized Loss on

Investments:
Net realized loss on
investments

(2,004,917)

Net change in unrealized depreciation of investments

(1,597,928)

Net realized and unrealized loss on
investments

(3,602,845)

Change in net assets resulting from
operations                                                                       $
1,573,971

See Notes which are an integral part of the Financial Statements


Statement of Changes in Net Assets


Year Ended November

30

1999                1998
Increase (Decrease) in Net
Assets
Operations:


Net investment

income                                                                          $
5,176,816     $     3,803,820
Net realized gain (loss) on investments (($2,004,917) and $51,808 respectively,
as                 (2,004,917)             51,809
 computed for federal tax
purposes)
Net change in unrealized
appreciation/(depreciation)
(1,597,928)            647,232
 CHANGE IN NET ASSETS RESULTING FROM
OPERATIONS                                                     1,573,971
4,502,861

Distributions to
Shareholders:

Distributions from net investment
income
Class A
Shares

(3,798,878)         (2,717,180)
Class F
Shares

(1,377,938)         (1,033,307)
 CHANGE IN NET ASSETS RESULTING FROM
DISTRIBUTIONSTOSHAREHOLDERS                                   (5,176,816)
(3,750,487)

Share
Transactions:

Proceeds from sale of
shares

121,512,143          74,092,164
Net asset value of shares issued to shareholders in payment of distributions
declared               4,242,585           2,938,599
Cost of shares
redeemed
(97,671,342)        (49,864,970)
 CHANGE IN NET ASSETS RESULTING FROM SHARE
TRANSACTIONS                                            28,083,386          27,165,793
Change in net
assets

24,480,541          27,918,167
Net
Assets:

Beginning of
period

101,137,890          73,219,723
End of
period

$  125,618,431     $   101,137,890

See Notes which are an integral part of the Financial Statements.

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                                1999            1998
1997          1996              1995
Net Asset Value, Beginning of Period                 $  9.86         $  9.78
$  9.76       $  9.85           $  9.49
Net investment income                                   0.39
0.40           0.41          0.40              0.46
Net realized and unrealized gain (loss)                (0.26)
0.08           0.02         (0.08)             0.36
 on
investments

 TOTAL FROM INVESTMENT OPERATIONS                       0.13
0.48           0.43          0.32              0.82
Less
Distributions:

Distributions from net investment income               (0.39)          (0.40)
(0.41)        (0.40)            (0.46)
Distributions in excess of net investment income          --
--             --         (0.01)/1/           --
 TOTAL DISTRIBUTIONS                                   (0.39)          (0.40)
(0.41)        (0.41)            (0.46)
Net Asset Value, End of Period                       $  9.60         $  9.86
$  9.78       $  9.76           $  9.85
Total Return/2/                                         1.29%
4.95%          4.45%         3.34%             8.67%

Ratios to Average Net
Assets:

Expenses                                                0.90%
0.90%          0.90%         0.81%             0.68%
Net investment income                                   3.94%
4.08%          4.17%         4.14%             4.72%
Expense waiver/reimbursement/3/                         0.31%
0.50%          0.48%         0.54%             1.03%
Supplemental
Data:
Net assets, end of period (000 omitted)              $97,612         $72,174
$52,921       $73,570           $65,179
Portfolio turnover                                        25%
25%            33%           49%               47%

1 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                              1999           1998
1997             1996              1995
Net Asset Value, Beginning of Period               $  9.86        $  9.78         $
9.76         $  9.85           $  9.49
Net investment income                                 0.41           0.42
0.43            0.43              0.47
Net realized and unrealized gain (loss)              (0.26)          0.08
0.02           (0.08)             0.36
 on
investments

 TOTAL FROM INVESTMENT OPERATIONS                     0.15           0.50
0.45            0.35              0.83
Less
Distributions:

Distributions from net investment income             (0.41)         (0.42)
(0.43)          (0.43)            (0.47)
Distributions in excess of net investmentincome         --
--              --           (0.01)/1/           --
 TOTAL DISTRIBUTIONS                                 (0.41)         (0.42)
(0.43)          (0.44)            (0.47)
Net Asset Value, End of Period                     $  9.60        $  9.86         $
9.78         $  9.76           $  9.85
Total Return/2/                                       1.54%          5.21%
4.71%           3.60%             8.86%

Ratios to Average Net
Assets:

Expenses                                              0.65%          0.65%
0.65%           0.56%             0.49%
Net investment income                                 4.18%          4.28%
4.42%           4.40%             4.91%
Expense waiver/reimbursement/3/                       0.46%          0.65%
0.63%           0.69%             1.12%
Supplemental
Data:

Net assets, end of period (000 omitted)            $28,006        $28,964
$20,298         $26,300           $26,442
Portfolio turnover                                      25%
25%             33%             49%               47%

1 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements



Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Class F Shares. The investment objective of the fund is to provide a high level of current income which is exempt from federal income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short- term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgage-backed securities. The following reclassifications have been made to the financial statements.


                     Increase (Decrease)
                                                     Undistributed
                                                    Net Investment

                                                Income/Accumulated

Paid in                                 Distributions in Excess of
Capital                                      Net Investment Income
($106,667)                                            $106,667

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

  At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $4,314,324, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


Expiration Years           Expiration Amount
2002                              $1,870,398
2003                                 439,009
2007                               2,004,917

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

 Additional information on each restricted security held at November 30, 1999 is as follows:


                                  Acquisition        Acquisition

Security                              Date               Cost
Birmingham, AL, 5.60%              11/09/1999         $1,236,722
Energy America, NE, 5.10%           3/18/1998            884,210
Greenville, TX Industrial           8/08/1996          1,000,000
 Development Corp. 5.15%

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK
At November 30, 1999, par value shares ($0.001 per share) authorized were as follows:


                                                     Shares of
                                                     Par Value
                                                     Capital Stock

Class Name                                           Authorized
Class A Shares                                       1,000,000,000
Class F Shares                                       1,000,000,000
 TOTAL                                               2,000,000,000

Transactions in shares were as follows:


Year Ended November 30
1999                                     1998
Class A Shares                                             Shares
Amount             Shares                Amount
Shares sold                                              10,438,881        $
102,014,792         6,369,593         $  62,557,215
Shares issued to shareholders in payment of                 322,441
3,137,186           217,217             2,136,622
 distributions
declared

Shares redeemed                                          (7,917,855)
(76,977,707)       (4,673,113)          (46,010,794)
 NET CHANGE RESULTING FROM CLASSASHARE TRANSACTIONS       2,843,398        $
28,174,271         1,913,697         $  18,683,043


Year Ended November 30
1999                                   1998
Class F Shares                                              Shares
Amount            Shares                Amount
Shares sold                                                1,981,302        $
19,497,351        1,174,688         $  11,534,949
Shares issued to shareholders in payment of                  113,371
1,105,399           81,531               801,977
 distributions
declared

Shares redeemed                                           (2,116,729)
(20,693,635)        (392,161)           (3,854,176)
 NET CHANGE RESULTING FROM CLASSFSHARE TRANSACTIONS          (22,056)       $
(90,885)         864,058         $   8,482,750
 NET CHANGE RESULTING FROM SHARETRANSACTIONS               2,821,342        $
28,083,386        2,777,755         $  27,165,793

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A and Class F shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                                            Percentage of
                                            Average Daily Net

Share Class Name                            Assets of Class
Class A Shares                              0.25%
Class F Shares                              0.15%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended November 30, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $119,250,000 and $106,840,000, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions) for the period ended November 30, 1999, were as follows:


Purchases                                          $46,904,115
Sales                                              $26,231,433

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FIXED INCOME SECURITIES, INC.
AND THE SHAREHOLDERS OF FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Federated Limited Term Municipal Fund (the Fund) (a portfolio of Fixed Income Securities, Inc.), including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Limited Term Municipal Fund as of November 30, 1999, the results of its operations, the changes in its net assets for each of the years in the period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 14, 2000

Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
Charles F. Mansfield, Jr.
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

Officers

John F. Donahue
Chairman

Richard B. Fisher
President

William D. Dawson III
Chief Investment Officer

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle

Executive Vice President and Secretary

Richard J. Thomas
Treasurer

C. Grant Anderson
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT
AS OF NOVEMBER 30, 1999

[FEDERATED LOGO]
WORLD-CLASS INVESTMENT MANAGER

Federated Limited Term Municipal Fund

Established 1993

6TH Annual Report

[FEDERATED LOGO]

Federated Limited Term Municipal Fund

Federated Investors Funds

5800 Corporate Drive

1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 338319502
Cusip 338319403

G00278-02 (1/00)

Federated is a registered mark of Federated Investors, Inc.

2000 (C)Federated Investors, Inc.  [RECYCLED LOGO]










                                          [LOGO OF FEDERATED INVESTORS]

                                          World-Class Investment Manager(R)



[PHOTO OF RICHARD B. FISHER]

Richard B. Fisher
President

Federated Strategic Income Fund           President's Message

Dear Fellow Shareholder:

Federated Strategic Income Fund was created in 1994, and I am pleased to present its fifth Annual Report. This bond fund produced generous monthly income from three distinct bond markets--domestic high-yield bonds, U.S. corporate bonds, and international corporate and government bonds./1/ During the reporting period, the fund's managers shifted the composition of the $975 million portfolio to emphasize opportunities in the high-yield U.S. and international sectors. These sectors are not correlated, which means that the risks and rewards for the fund do not occur at the same time. The fund's sector allocation as of November 30, 1999 was 40.82% in domestic high-yield bonds, 35.72% in international bonds, and 23.46% domestic high-quality bonds.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's lead portfolio manager, Joseph M. Balestrino, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

During the fund's fiscal year, the U.S. bond market experienced a rising rate environment, which caused a decline in overall bond prices. On the international side, bonds in the emerging markets were strong, but developed country bonds were weak. Your fund's ability to diversify among different market sectors resulted in a high level of income that helped temper a 6% decline in net asset value.

1 Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential. Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the 12-month reporting period, including income distributions, follows./2/


                                                                          Income

                                Total Return                Distributions     Net
Asset Value Change

Class A Shares                        2.30%                      $0.82         $9.79
to $9.19=(6.13%)
Class B Shares                        1.54%                      $0.75         $9.79
to $9.19=(6.13%)
Class C Shares                        1.54%                      $0.75         $9.79
to $9.19=(6.13%)
Class F Shares                        2.20%                      $0.82         $9.79
to $9.18=(6.23%)

Thank you for entrusting a portion of your wealth to this highly diversified approach to bond investing. I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By employing this investment approach, you buy more fund shares when prices are low--and fewer when prices are high. Adding to your account on a regular basis and reinvesting your monthly dividends in additional shares is a convenient way to "pay yourself first" and enjoy the benefit of compounding./3/

As always, we welcome your comments and suggestions.

Sincerely,

/s/  Richard B. Fisher

Richard B. Fisher

President

January 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (2.29%), (3.62%), 0.60%, and 0.23%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[PHOTO OF JOSEPH M. BALESTRINO]

Joseph M. Balestrino
Senior Vice President

Federated Investment Management Company

Investment Review

[Shareholders' Note: This fund is co-managed by a team of portfolio managers, in addition to lead manager Joseph M. Balestrino, who are experts in the following key bond market sectors: U.S. government--Kathy Foody- Malus, Vice President, Federated Investment Management Company; high-yield corporate bonds--Mark E. Durbiano, Senior Vice President, Federated Investment Management Company; and international bonds--Robert Kowit, Vice President, Federated Global Investment Management Corp.]

The fund's fiscal year saw interest rates rise significantly--and bond prices decline--in response to the worldwide economic rebound. What is your review of the 12-month reporting period?

The past 12-month reporting period demonstrated a dramatic reversal of the economic and market conditions from the summer and fall of 1998. You may recall that the preceding period had displayed worldwide economic and currency turmoil, which resulted in a significant rush to the safety and liquidity of U.S. Treasury securities, and thus a substantial interest rate decline. Over the past 12 months, worldwide economic conditions responded very positively to the long series of interest rate reductions from central banks around the globe. Given the much improved economic landscape, domestic interest rates began rising late in 1998 and continued to rise throughout all of calendar year 1999. The result of the stronger economic conditions was three interest rate hikes by the Federal Reserve Board (the "Fed") during the latter half of 1999.

How did Federated Strategic Income Fund perform compared to its benchmark over the 12-month reporting period?

For the 12-month reporting period ended November 30, 1999, the fund's Class A Shares posted a total return of 2.30%, based on net asset value.1 The fund's Class B, C, and F Shares achieved total returns of 1.54%, 1.54%, and 2.20%, respectively, based on net asset value.1 The fund's returns exceeded the 1.24% return of the fund's benchmark, the Lipper Multi-Sector Income Funds Average.2 A strong level of income generated by the fund was the positive contributor to the total return, offsetting a 6% decline in net asset value.

Of course, income is a primary consideration for shareholders. What was the total income paid per share during the 12-month reporting period?

The fund's monthly income dividends totaled $0.82 per share for Class A Shares, $0.75 per share for Class B Shares, $0.75 per share for Class C Shares, and $0.82 per share for Class F Shares.

Did you make any significant changes to the fund's allocations among its three bond sectors? How did the allocations stand as of November 30, 1999?

As the following chart shows, sector allocation in the fund was very significantly adjusted over the fiscal year period. During the global financial crisis, the fund held its largest overweighted position in the domestic high-quality bond sector, with a significant underweighted position in the international bond sector. Over the past year, we reversed the sector allocation to more heavily emphasize the higher yielding sectors (high-yield and international bonds) and moved to a significant underweighted position in the lower yielding, high-quality sector. With a much stronger worldwide economic condition, fund shareholders should benefit by this overweighting of the higher yielding sectors. At November 30, 1999, the fund's sector allocation was 23.46% domestic high-quality bonds, 40.82% in domestic high-yield bonds and 35.72% in international bond issues.

  The following chart shows the fund's sector allocation as of November 30, 1999 as compared to twelve months ago:


                                               As of             As of
Sector                                       11/30/99          11/30/98
U.S. high-quality bonds                         23%               35%
U.S. high-yield bonds                           41%               34%
International bonds                             36%               31%

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (2.29%), (3.62%), 0.60%, and 0.23%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

What were the fund's top ten holdings as of November 30, 1999?


                                                    Percentage of

Name/Coupon/Maturity                                Net Assets
Government of Brazil, 14.500% due                      1.46%
 10/15/2009

U.S. Treasury Bond, 12.375% due 05/15/2004             1.36%
U.S. Treasury Bond, 11.625% due 11/15/2004             1.31%
U.S. Treasury Bond, 14.250% due 02/15/2002             1.18%
U.S. Treasury Bond, 10.750% due 08/15/2005             1.16%
Government of Turkey, 12.000% due                      1.06%
 12/15/2008

Government of Turkey, 12.375% due                      1.06%
 06/15/2009

Government of Brazil, 10.125% due                      0.97%
 05/15/2027

Government of Philippines, 9.875% due                  0.93%
 01/15/2019

Government of Colombia, 10.875% due                    0.88%
 03/09/2004

 TOTAL                                                11.37%

As we leave a difficult year for bond prices, what is management's outlook for the three key sectors as we approach the year 2000?

Current economic growth is expected to continue on track over the initial part of the year 2000. The concern is for too much strength as opposed to weakness. Thus, the fund will continue to overweight the high-yield and international bond sectors, which may benefit from stronger activity. On the flip side, it is likely that the Fed may again see the need to raise domestic interest rates to offset potentially mounting inflation fears. As a result, the fund will also maintain its underweighted position in domestic high-quality bonds.

Shareholder Meeting Results

A Special Meeting of Fund shareholders was held on December 30, 1999. On September 8, 1999, the record date for shareholders voting at the meeting, there were 108,857,160 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Vote on Directors/1/


                                                           Withheld
                                                           Authority

                                          For              To Vote
Thomas G. Bigley                          73,016,143        3,114,488
Nicholas P. Constantakis                  73,025,973        3,104,658
John F. Cunningham                        72,998,217        3,132,414
J. Christopher Donahue                    72,993,493        3,137,138
Charles F. Mansfield, Jr.                 73,016,625        3,114,006
John E. Murray, Jr.                       73,003,860        3,126,771
John S. Walsh                             72,997,606        3,133,025

1  The following Directors of the Fund continued their terms as Directors of the
   Fund: John F. Donahue, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 2A

To amend the Fund's fundamental investment policy regarding diversification.


                                                           Abstentions and

For                             Against                    Broker Non-votes
57,234,107                      1,425,397                  17,471,127

AGENDA ITEM 2B

To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.


                                                           Abstentions and

For                             Against                    Broker Non-votes
55,863,189                      2,654,479                  17,612,963

AGENDA ITEM 2C

To amend the Fund's fundamental investment policy regarding investments in real estate.


                                                           Abstentions and

For                             Against                    Broker Non-votes
56,700,004                      1,838,422                  17,592,105

AGENDA ITEM 2D

To amend the Fund's fundamental investment policy regarding investments in commodities.


                                                            Abstentions and

For                             Against                     Broker Non-votes
56,277,380                      2,272,627                   17,580,624

AGENDA ITEM 2E

To amend the Fund's fundamental investment policy regarding underwriting securities.


                                                           Abstentions and

For                             Against                    Broker Non-votes
56,644,487                      1,800,872                  17,685,272

AGENDA ITEM 2F

To amend the Fund's fundamental investment policy regarding lending assets.


                                                          Abstentions and

For                             Against                   Broker Non-votes
55,760,249                      2,662,904                 17,707,478

AGENDA ITEM 2G

To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.


                                                           Abstentions and

For                             Against                    Broker Non-votes
56,763,288                      1,698,454                  17,668,889

AGENDA ITEM 2H

To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.


                                                           Abstentions and

For                             Against                    Broker Non-votes
55,842,735                      2,551,695                  17,736,201

AGENDA ITEM 2I

To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.


                                                           Abstentions and

For                             Against                    Broker Non-votes
56,165,276                      2,288,623                  17,676,732

AGENDA ITEM 3

To eliminate the Fund's fundamental investment policy on selling securities short.


                                                            Abstentions and

For                             Against                     Broker Non-votes
56,016,622                      2,559,068                   17,554,941

AGENDA ITEM 4A

To permit the Board of Directors to liquidate the assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.


                                                           Abstentions and

For                             Against                    Broker Non-votes
55,522,979                      3,255,457                  17,352,195

AGENDA ITEM 4B

To permit the company to make name changes without shareholder approval.


                                                           Abstentions and

For                             Against                    Broker Non-votes
55,103,560                      3,775,974                  17,251,097

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $6,000 in the Class A Shares of Federated Strategic Income Fund on 5/4/94, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $8,607 on 11/30/99. You would have earned a 6.69%1 average annual total return for the investment life span.

  One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

  As of 12/31/99, the Class A Shares' average annual 1-year, 5-year and since inception (5/4/94) total returns were (1.16%), 7.88%, and 6.80%, respectively. Class B Shares' average annual 1-year and since inception (7/27/95) total returns were (2.48%) and 6.49%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (5/2/94) total returns were 1.80%, 8.07%, and 6.87%, respectively. Class F Shares' average annual 1- year, 5-year and since inception (5/10/94) total returns were 1.42%, 8.51%, and 7.33%, respectively.2

[Graphic representation omitted; see Appendix I.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 initial investment and subsequent investments of $1,000 each year for 5 years (reinvesting all dividends and capital gains) grew to $6,929.

  With this approach, the key is consistency.

  If you had started investing $1,000 annually in the Class A Shares of Federated Strategic Income Fund on 5/4/94, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $6,000, but your account would have reached a total value of $6,929/1/ by 11/30/99. You would have earned an average annual total return of 4.78%.

  A practical investment plan helps you pursue a high level of income by investing in debt securities invested in the United States and around the world. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted; see Appendix J.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated Strategic Income Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Strategic Income Fund (Class A Shares) (the "Fund") from May 4, 1994 (start of performance) to November 30, 1999 compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)/2/ and the Lipper Multi-Sector Income Funds Average (LMSIFA)./3/


Average Annual Total Returns/4/ for the Period Ended
November 30, 1999
1 Year                                                    (2.29%)
5 Years                                                    7.49%
Start of Performance (5/4/94)                              6.68%

[Graphic representation omitted; see Appendix K.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4  Total return quoted reflects all applicable sales charges.



Federated Strategic Income Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1999, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)/2/ and the Lipper Multi-Sector Income Funds Average (LMSIFA)./3/


Average Annual Total Returns/4/ for the Period Ended
November 30, 1999
1 Year                                                    (3.62%)
Start of Performance (7/27/95)                             6.35%

[Graphic representation omitted; see Appendix L.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than 5 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commisision requires to be reflected in the Fund's performance.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commisision requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Strategic Income Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from May 2, 1994 (start of performance) to November 30, 1999 compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)/2/ and the Lipper Multi-Sector Income Funds Average (LMSIFA)./3/


Average Annual Total Returns/4/ for the Period Ended
November 30, 1999
1 Year                                                       0.60%
5 Years                                                      7.68%
Start of Performance (5/2/94)                                6.76%

[Graphic representation omitted; see Appendix M.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Strategic Income Fund-Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from May 10, 1994 (start of performance) to November 30, 1999 compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA)./3/


Average Annual Total Return/4/ for the Period Ended
November 30, 1999
1 Year                                                      0.23%
5 Years                                                     8.12%
Start of Performance (5/10/94)                              7.22%

[Graphic representation omitted; see Appendix N.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBG/CBI and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

NOVEMBER 30, 1999


Principal
Value in
Amount

U.S. Dollars


                           U.S. CORPORATE BONDS--10.0%
                           Automotive--0.8%
$     2,820,000            Arvin Industries, 9.50%,
2/1/2027                                           $  2,701,786
      1,400,000            Dana Corp., Note, 7.00%,
3/15/2028                                             1,246,994
        775,000            General Motors Corp., Note, 9.45%,
11/01/2011                                    892,986
      1,000,000            Hertz Corp., MTN, 9.05%,
6/22/2000                                             1,015,010
      1,800,000            Hertz Corp., Sr. Note, 7.00%,
1/15/2028                                        1,609,146

Total                                                                       7,465,922
                           Banking--0.3%
      2,000,000            Barclays North America, Deb., 9.75%,
5/15/2021                                 2,160,740
      1,000,000            FirstBank Puerto Rico, Sub. Note, 7.625%,
12/20/2005                             941,980

Total                                                                       3,102,720
                             Cable Television--0.5%

      2,500,000            CF Cable TV, Inc., Note, 9.125%,
7/15/2007                                     2,647,150
      2,000,000            Continental Cablevision, Sr. Deb., 9.50%,
8/1/2013                             2,235,840

Total                                                                       4,882,990
                           Chemicals & Plastics--0.2%

      1,450,000     /1/,/2/Fertinitro Finance, Company Guarantee, 8.29%,
4/01/2020                          840,759
      1,250,000     /1/,/2/Reliance Industries Ltd., Bond, 8.25%,
1/15/2027                               1,171,875

Total                                                                       2,012,634
                             Consumer Products--0.1%

      1,000,000     /1/,/2/International Speedway Corp, 7.875%,
10/15/2004                                  995,870
                           Ecological Services & Equipment--0.2%
      2,700,000            WMX Technologies, Inc., Deb., 8.75%,
5/1/2018                                  2,433,618
                           Education--0.2%
      2,000,000            Boston University, 7.625%,
7/15/2097                                           1,852,780
                           Electronics--0.3%
      3,000,000            Anixter International, Inc., Company Guarantee, 8.00%,
9/15/2003               2,948,460
                           Finance - Automotive--0.2%

      1,620,000            General Motors Acceptance Corp., Note, 9.00%,
10/15/2002                       1,707,480
                         Financial Intermediaries--0.6%

        750,000            Associates Corp. of North America, Sr. Note, 9.125%,
4/01/2000                   757,170
      1,500,000            Capital One Financial Corp, Note, 7.125%,
8/01/2008                            1,381,110
      2,000,000            Green Tree Financial Corp. 1993-4, Class B2, 8.55%,
01/15/2019                 1,838,000
        330,370            Green Tree Home Equity Loan Trust 1999-A, Class B2A,
7.44%, 2/15/2029            331,457
      1,000,000            Lehman Brothers Holdings, Inc., Note, 8.50%,
5/1/2007                          1,047,180
      1,000,000            Lehman Brothers, Inc., Sr. Sub. Note, 7.375%,
1/15/2007                          984,970

Total                                                                       6,339,887
                              Forest Products--0.2%

      1,250,000            Donohue Forest Products, 7.625%,
5/15/2007                                     1,241,987
        250,000            Pope & Talbot, Inc., 8.375%,
6/1/2013                                            224,485

Total                                                                       1,466,472
                           Health Care--0.1%
        850,000            Tenet Healthcare Corp., Sr. Note, 8.00%,
1/15/2005                               822,375
        500,000            Tenet Healthcare Corp., Sr. Sub. Note, 8.125%,
12/01/2008                        465,000

Total                                                                       1,287,375
                           Home Products & Furnishings--0.1%
        600,000            Whirlpool Corp., Unsecd. Note, 9.50%,
6/15/2000                                  610,410
                           Industrial Products & Equipment0.2%
      2,250,000            Southdown, Inc., Sr. Sub. Note, 10.00%,
3/1/2006                               2,432,925
                           Insurance--1.3%
        500,000            AFC Capital Trust I, Bond, 8.207%,
2/3/2027                                      496,050
      1,500,000            CNA Financial Corp, Bond, 6.95%,
1/15/2018                                     1,315,215
      1,000,000            Conseco Finance, Unsecd. Note, 8.796%,
4/01/2027                                 891,290
      2,000,000            Conseco, Inc., Sr. Sub. Note, 10.25%,
6/01/2002                                2,071,968
        750,000            Delphi Financial Group, Inc., 9.31%,
3/25/2027                                   715,267
      3,164,000            Delphi Financial Group, Inc., Note, 8.00%,
10/1/2003                           3,137,676
      2,000,000     /1/,/2/Life Re Capital Trust I, Company Guarantee, 8.72%,
6/15/2027                   2,029,620
        625,000            Provident Cos., Inc., Bond, 7.405%,
3/15/2038                                    533,862
        500,000     /1/,/2/USF&G Corp., 8.312%,
7/1/2046                                                    498,850
        500,000            USF&G Corp., Company Guarantee, 8.47%,
1/10/2027                                 489,160
      1,000,000     /1/,/2/Union Central Life Insurance Co., Note, 8.2%,
11/1/2026                          986,170

Total                                                                      13,165,128
                          Leisure & Entertainment--0.3%

      2,850,000            Paramount Communication, Inc., Sr. Deb., 8.25%,
8/1/2022                       2,834,325
        175,000            Viacom, Inc., Sr. Sub. Note, 10.25%,
9/15/2001                                   184,852

Total                                                                       3,019,177
                              Metals & Mining--0.5%

      1,950,000            Inco Ltd., Note, 9.60%,
6/15/2022                                              1,906,846
      2,300,000     /1/,/2/Normandy Finance Ltd., Company Guarantee, 7.50%,
7/15/2005                     2,178,721
      1,125,000            Santa Fe Pacific Gold, Note, 8.375%,
7/01/2005                                 1,086,311

TOTAL                                                                       5,171,878
                           Oil & Gas--0.7%
      1,250,000            Husky Oil Ltd., Sr. Note, 7.125%,
11/15/2006                                   1,171,700
      1,250,000            Occidental Petroleum Corp, Sr. Note, 10.125%,
11/15/2001                       1,336,025
      1,750,000            Sun Co, Inc, 9.00%,
11/1/2024                                                  1,864,818
      2,530,000            Veritas DGC, Inc., 9.75%,
10/15/2003                                           2,593,250

Total                                                                       6,965,793
                           Printing & Publishing--0.2%

        880,000            News America Holdings, Inc., Company Guarantee, 8.00%,
10/17/2016                869,422
      1,000,000            News America Holdings, Inc., Note, 8.15%,
10/17/2036                             967,350

Total                                                                       1,836,772
                           Real Estate--0.3%
      1,000,000            Price REIT, Inc., Sr. Note, 7.50%,
11/5/2006                                     973,740
        500,000            Storage USA, 8.20%,
6/1/2017                                                     458,700
      2,100,000            Storage USA, Deb., 7.50%,
12/1/2027                                            1,759,716

Total                                                                       3,192,156
                           Retailers--1.6%
      3,500,000            Dayton-Hudson Corp., Deb., 10.00%,
12/01/2000                                  3,615,465
      2,030,000            Harcourt General, Sr. Deb., 7.20%,
8/1/2027                                    1,786,380
      3,174,657            K Mart Corp, Pass Thru Cert., 8.54%,
1/2/2015                                  3,048,083
      2,000,000            May Department Stores Co., Deb., 9.875%,
6/15/2021                             2,147,280
      1,100,000            Sears, Roebuck & Co., MTN, 10.00%,
2/03/2012                                   1,246,509
      1,000,000            Shopko Stores, Inc., 8.50%,
3/15/2002                                          1,024,930
      2,300,000            Shopko Stores, Inc., Sr. Note, 9.25%,
3/15/2022                                2,465,301

Total                                                                      15,333,948
                            Technology Services--0.4%

      1,000,000            Dell Computer Corp., Deb., 7.10%,
4/15/2028                                      931,190
      2,900,000            Unisys Corp, Sr. Note, 11.75%,
10/15/2004                                      3,211,750

Total                                                                       4,142,940
Principal
Amount
or
Foreign
Currency
Value in
Par
Amount
U.S. Dollars
                           Telecommunications & Cellular--0.4%
      1,000,000            LCI International, Inc., Sr. Note, 7.25%,
6/15/2007                              977,170
        625,000            MetroNet Escrow Corp., Sr. Note, 10.625%,
11/01/2008                             716,406
      4,200,000            Viatel, Inc., 11.15%,
4/15/2008                                                2,142,428

Total                                                                       3,836,004
                           Utilities--0.3%
      1,750,000     /1/,/2/Edison Mission Holding Co., Sr. Secd. Note, 8.734%,
10/01/2026                 1,666,822
        600,000     /1/,/2/Israel Electric Corp. Ltd, Sr. Secd. Note, 7.75%,
3/01/2009                      584,810
        500,000            Puget Sound Energy, Inc., MTN, 7.02%,
12/1/2027                                  452,360

Total                                                                       2,703,992
                              Total U.S. Corporate Bonds (identified cost
$101,098,150)                  98,907,331
                           INTERNATIONAL BONDS--37.2%
                           ARGENTINA PESO--0.2%
                           Telecommunications & Cellular--0.2%
      2,000,000     /1/,/2/CIA International Telecommunications, Note, 10.375%,
8/01/2004                 1,600,240
                           AUSTRALIAN DOLLAR--0.2%
                           Printing & Publishing--0.0%
        150,000            News America Holdings, 8.625%,
2/7/2014                                           91,959
                           State/Provincial0.2%
        580,000            Queensland, State of, Deb., 10.50%,
5/15/2003                                    413,101
      2,000,000            Queensland, State of, Local Gov't. Guarantee, 8.00%,
5/14/2003                 1,333,502
        550,000            Victoria, State of, Local Gov't. Guarantee, 10.25%,
11/15/2006                   413,964

Total                                                                       2,160,567
                                Total Australian

Dollar                                                     2,252,526
                           BRITISH POUND--0.5%
                           Banking--0.0%
        300,000            Bank of Ireland, Sub., 9.75%,
3/21/2005                                          528,635
                           Sovereign--0.4%
        700,000            United Kingdom, Government of, 7.00%,
11/06/2001                               1,131,101
                           United Kingdom, Government of, Foreign Gov't. Guarantee,
11.75%,
      1,300,000

1/22/2007
2,380,892

Total                                                                       3,511,993
                           Telecommunications & Cellular--0.1%
      1,000,000            Esat Telecom Group PLC, 11.875%,
11/01/2009                                    1,066,182
                              Total British

Pound                                                         5,106,810
                           CANADIAN DOLLAR--1.2%
                            Air Transportation--0.1%

      1,200,000            Air Canada, 7.25%,
10/1/2007                                                     758,307
                            Beverage & Tobacco--0.1%

      1,100,000            Molson Breweries, Unsub., 9.10%,
3/11/2013                                       882,534
                              Forest Products--0.1%

      1,150,000            Avenor, Inc, Deb., 10.85%,
11/30/2014                                            929,791
                             State/Provincial--0.1%

      1,000,000     /1/,/2/Metro Toronto, Deb., 7.40%,
9/27/2006                                            714,120
                           Telecommunications & Cellular--0.8%
        500,000            Bell Canada, Deb., 8.80%,
8/17/2005                                              374,224
      2,500,000            Clearnet Communications, Inc., Sr. Disc. Note, 10.40%,
5/15/2008               1,078,684
      7,180,000            Clearnet Communications, Inc., Sr. Disc. Note, 0/11.75%,
8/13/2007             3,476,082
      6,800,000            Microcell Telecommunications, Sr. Disc. Note, 11.75%,
10/15/2007               3,049,535

Total                                                                       7,978,525
                              Total Canadian
Dollar                                                      11,263,277
                           CZECH KORUNA--0.7%
                         Financial Intermediaries--0.2%

     78,000,000            Baden Wurt L-Finance NV, Sr. Note, Series EMTN, 13.50%,
6/22/2001              2,390,972
                           Sovereign Government--0.5%

    146,000,000            Czech, Government of, Bond, 14.85%,
2/06/2003                                  4,978,337
                              Total Czech

Koruna                                                          7,369,309
                           DANISH KRONE--0.3%
                           Financial Intermediaries--0.0%
        670,000            Nykredit, Mtg. Bond, 8.00%,
10/1/2026                                             94,197
         73,000            Unikredit Realkredit, Mtg. Bond, 8.00%,
10/1/2029                                 10,108

Total                                                                         104,305
                           Sovereign--0.3%
     12,000,000            Denmark, Government of, 5.75%,
7/28/2005                                       1,456,682
      7,000,000            Denmark, Government of, Bond, 9.00%,
11/15/2000                                  990,600
      5,250,000            Denmark, Government of, Bond, 8.00%,
3/15/2006                                   809,153

Total                                                                       3,256,435
                              Total Danish
Krone                                                          3,360,740
                           EURO--3.9%
                           Banking--0.3%
      3,000,000     /1/,/2/Dresdner Funding Trust, 5.79%,
6/30/2011                                       2,761,738
                           Home Products & Furnishings--0.4%
      4,000,000            American Standard, Inc., Company Guarantee, 7.125%,
6/01/2006                  3,976,580
                           Sovereign--3.2%
      1,000,000            Austria, Government of, Bond, 6.25%,
7/15/2027                                 1,039,998
      2,250,000            Austria, Government of, Bond, 5.625%,
7/15/2007                                2,312,785
      1,200,000            France, Government of, 8.50%,
4/25/2023                                        1,595,066
      3,476,784            Germany, Government of, Deb., 6.25%,
1/04/2024                                 3,666,651
        476,308            Ireland, Government of, Deb., 4.00%,
4/18/2010                                   425,423
      2,704,542            Ireland, Government of, Deb., 9.00%,
9/01/2006                                 3,325,526
        387,342            Italy, Government of, 10.00%,
8/01/2003                                          458,185
        335,696            Italy, Government of, 7.75%,
11/01/2006                                          388,704
      4,699,749            Italy, Government of, Bond, 10.50%,
9/01/2005                                  5,995,044
      1,420,254            Italy, Government of, Deb., 12.00%,
1/01/2003                                  1,723,524
      1,247,895            Netherlands, Government of, Bond, 8.500%,
6/01/2006                            1,490,215
      1,361,340            Netherlands, Government of, Bond, 7.50%,
4/15/2010                             1,600,995
      2,949,571            Netherlands, Government of, Bond, 9.00%,
1/15/2001                             3,137,399
        680,670            Netherlands, Government of, Bond, 8.25%,
2/15/2007                               810,787
         60,101            Spain, Government of, 10.00%,
2/28/2005                                           74,386
        216,364            Spain, Government of, Bond, 10.15%,
1/31/2006                                    275,617
      1,863,137            Spain, Government of, Deb., 10.10%,
2/28/2001                                  2,015,675
        480,809            Spain, Government of, Deb., 8.20%,
2/28/2009                                     585,689
        757,275            Spain, Government of, Foreign Gov't. Guarantee, 8.00%,
5/30/2004                 860,265

Total                                                                      31,781,934
                              Total
Euro                                                                 38,520,252
                           GREEK DRACHMA--0.9%
                           Sovereign--0.9%
    120,000,000            Greece, Government of, 11.10%,
8/14/2003                                         375,098
    600,000,000            Greece, Government of, 14.70%,
9/30/2003                                       1,887,446
    200,000,000            Greece, Government of, Bond, 12.60%,
12/31/2003                                  629,455
  1,020,000,000            Greece, Government of, Bond, 8.60%,
3/26/2008                                  3,505,194
    120,000,000            Greece, Government of, FRN, 10.24%,
10/23/2003                                   376,937
    590,000,000            Greece, Government of, Series, 12.40%,
11/26/2003                              1,854,180
                              Total Greek

Drachma                                                         8,628,310
                           HUNGARIAN FORINT--0.6%
                           Sovereign--0.4%
    580,000,000            Hungary, Government of, Bond, 14.00%,
12/12/2002                               2,420,964
    450,000,000            Hungary, Government of, Bond, Series, 13.00%,
7/24/2003                        1,865,475

Total                                                                       4,286,439
                           Supranational--0.2%
    400,000,000            European Investment Bank, Series 3, 11.75%,
6/25/2004                          1,642,007
                                 Total Hungarian

Forint                                                      5,928,446
                           INDONESIAN RUPIAH--0.0%
                           Sovereign--0.0%
  5,725,166,378         /5/Dharmala

Intiutama                                                                23,473
                         Financial Intermediaries--0.0%

  1,000,000,000
/5/Polysindo
16,400

                                total indonesian

rupiah                                                        39,873
                           NEW ZEALAND DOLLAR--0.2%
                           Financial Intermediaries--0.0%
        840,000            Brierley Investment Ltd., Bond, 9.00%,
3/15/2002                                 426,959
                           Sovereign--0.2%
      2,300,000            New Zealand, Government of, Deb., 8.00%,
11/15/2006                            1,235,896
                                Total New Zealand

Dollar                                                    1,662,855
                           NORWEGIAN KRONE--0.1%
                           Sovereign--0.1%
      3,000,000            Norway, Government of, Bond, 7.00%,
5/31/2001                                    378,182
      8,000,000            Norway, Government of, Bond, 9.50%,
10/31/2002                                 1,088,094
                                 Total Norwegian

Krone                                                       1,466,276
                           POLISH ZLOTY--0.9%
                           Sovereign--0.9%
      4,500,000            Poland, Government of, 10.00%,
6/12/2004                                         974,745
     17,750,000            Poland, Government of, Bond, 12.00%,
10/12/2003                                4,036,650
      7,870,000            Poland, Government of, Bond, 12.00%,
2/12/2002                                 1,778,677
      4,500,000            Poland, Government of, Bond, 12.00%,
2/12/2003                                 1,012,804
      1,500,000            Poland, Government of, Bond, 12.00%,
6/12/2001                                   336,544
      6,000,000            Poland, Government of, Bond, 12.00%,
6/12/2002                                 1,349,700
                              Total Polish

Zloty                                                          9,489,120
                           SOUTH AFRICAN RAND--1.3%
                             Government Agency--0.1%

     10,000,000            Telkom SA Ltd., 10.00%,
3/31/2008                                              1,250,048
                           Sovereign--1.0%
     10,000,000            South Africa, Government of, 12.00%,
2/28/2005                                 1,509,527
      6,500,000            South Africa, Government of, 13.50%,
9/15/2015                                   998,061
      2,500,000            South Africa, Government of, Bond, 12.50%,
1/15/2002                             400,741
        920,000            South Africa, Government of, Global Bond Deb., 9.625%,
12/15/1999                921,693
      2,000,000            South Africa, Government of, Note, 8.50%,
6/23/2017                            1,740,000
      4,000,000            South Africa, Government, Sr. Unsub., 9.125%,
5/19/2009                        4,090,000

Total                                                                       9,660,022
                           Surface Transportion--0.2%

     11,000,000            Lesotho Water Authority, Foreign Gov't. Guarantee, 13.00%,
9/15/2010           1,592,539
                               Total South African

Rand                                                   12,502,609
                           SOUTH KOREAN WON--0.5%
                           Supranational--l0.1%
                           European Bank for Reconstruction and Development, Bond,
10.00%,
    900,000,000

5/2/2002
812,853

                            Technology Services--0.4%

      3,500,000            Samsung Electron America, Series REGS, 9.75%,
5/01/2003                        3,626,875
                               Total South Korean

Won                                                      4,439,728
                           SWEDISH KRONA--0.3%
                           Sovereign--0.3%
      3,000,000            Sweden, Government of, 10.25%,
5/05/2003                                         407,591
     10,500,000            Sweden, Government of, Bond, 8.00%,
8/15/2007                                  1,415,215
      7,500,000            Sweden, Government of, Deb., 6.50%,
10/25/2006                                   929,610
                              Total Swedish

Krona                                                         2,752,416
                           U.S. DOLLAR--25.4%
                           Agency--0.4%
      2,000,000            Quebec, Province of, 11.00%,
6/15/2015                                         2,128,640
      1,500,000            Quebec, Province of, Deb., 9.125%,
8/22/2001                                   1,550,500

Total                                                                       3,679,140
                           Banking--0.4%
      3,000,000            China Development Bank, 8.25%,
5/15/2009                                       3,011,463
      1,250,000            National Bank of Canada, Montreal, Sub. Note, 8.125%,
8/15/2004                1,286,738

total                                                                       4,298,201
                           Broadcast Radio & TV--0.4%

      2,000,000            Globo Communicacoes Part, Sr. Note, 10.625%,
12/05/2008                        1,561,280
      2,950,000     /1/,/2/Grupo Televisa, Sr. Disc. Note, 13.25%,
5/15/2008                              2,647,625

Total                                                                       4,208,905
                          Building & Development--0.7%

      3,500,000     /1/,/2/Cemex SA, 9.625%,
10/01/2009                                                   3,526,250
      2,500,000            Cemex SA, Bond, 12.75%,
7/15/2006                                              2,761,310
      1,000,000            Corporacion GEO, SA de CV, Note, 10.00%,
5/23/2002                               890,000

Total                                                                       7,177,560
                           Cable & Wireless Television--0.2%
      3,750,000     /1/,/2/Imasac, SA, 11.00%,
5/02/2005                                                  2,175,000
                           Conglomerates--0.1%
                           Mechala Group Jamaica, Company Guarantee, Series REGS,
12.00%,
      1,000,000

2/15/2002
375,000

      2,000,000            Mechala Group Jamaica, Note, Series B, 12.75%,
12/30/1999                        790,000

Total                                                                       1,165,000
                             Consumer Products--0.1%

      1,500,000            Mastellone Hermanos SA, Bond, 11.75%,
4/01/2008                                1,215,000
                           Container & Glass Products--0.2%
      2,750,000            Vicap SA, Sr. Note, Series EXCH, 11.375%,
5/15/2007                            2,464,027
                           Finance--0.1%
      1,000,000            Pera Financial, Sec. Fac. Bond, Series REG S, 9.375%,
10/15/2002                 928,500
                         Financial Intermediaries--0.8%

      3,000,000            Banco Nacional Trust, Bank Guarantee, 11.25%,
5/30/2006                        3,157,500
      1,000,000     /1/,/2/Den Danske Bank, Note, 7.40%
6/15/2010                                           982,980
      2,500,000     /1/,/2/PTC International Finance, Company Guarantee, 11.25%,
12/01/2009               2,519,374
      1,000,000     /1/,/2/Swedbank, Sub., 7.50%,
11/29/2049                                                951,614

Total                                                                       7,611,468
                           Food & Drug Retailers--0.4%

      3,500,000     /1/,/2/Premier Intl Foods PLC, 12%,
9/01/2009                                         3,517,500
                              Forest Products--0.9%

      2,500,000            Grupo Industrial Durango SA de C.V., 12.625%,
8/1/2003                         2,459,500
      1,700,000            Indah Kiat International Finance, Company Guarantee,
11.875%, 6/15/2002        1,496,000
      1,800,000            Indah Kiat International Finance, Company Guarantee,
12.50%, 6/15/2006         1,458,000
      3,380,000            Quno Corp., Sr. Note, 9.125%,
5/15/2005                                        3,560,086

Total                                                                       8,973,586
                           Industrial Products & Equipment--0.5%
      5,700,000            Advance Agro Public Co., Unsub., 13.00%,
11/15/2007                            3,819,000
      1,000,000            TM Group Holdings, Sr. Note, 11.00%,
5/15/2008                                   985,000

Total                                                                       4,804,000
                              Metals & Mining--0.6%

      1,000,000            Barrick Gold Corp., Deb., 7.50%,
5/1/2007                                      1,002,620
      2,000,000         /1/Codelco, Inc, Unsecd. Note, 7.375%,
5/01/2009                                  1,887,520
      3,000,000            Placer Dome, Inc., Bond, 8.50%,
12/31/2045                                     2,653,578

Total                                                                       5,543,718
                           Oil & Gas--0.5%
      3,800,000            Perez Companc, Series REGS, 9.00%,
5/01/2006                                   3,429,500
      1,500,000            Petroleos Mexicanos, 9.375%,
12/02/2008                                        1,541,250

Total                                                                       4,970,750
                           Sovereign--14.5%
      5,000,000            Argentina, Government of, 12.125%,
2/25/2019                                   5,062,500
      5,000,000            Argentina, Government of, 11.375%,
1/30/2017                                   4,700,000
      8,000,000            Argentina, Government of, Global Bond Deb., 9.75%,
9/19/2027                   6,660,000
      3,000,000            Argentina, Government of, Unsub, 11.00%,
12/04/2005                            2,846,250
      2,000,000            Australia, Government of, 8.75%,
8/15/2008                                     1,449,183
      5,000,000            Brazil, Government of, C Bond, 7.00%,
4/15/2012                                3,393,750
     12,180,628            Brazil, Government of, C Bond, 8.00%,
4/15/2014                                8,374,182
     12,000,000            Brazil, Government of, 10.125%,
5/15/2027                                      9,600,000
      5,000,000            Brazil, Government of, 11.625%,
4/15/2004                                      4,775,000
     13,751,762            Brazil, Government of, 14.50%,
10/15/2009                                     14,356,840
      8,900,000            Bulgaria, Government of, Series REGS, 5.875%,
7/28/2011                        6,953,125
      3,750,000            Jordan, Government of,
12/23/2023                                              2,508,000
      3,100,000            Mexico, Government of, 10.375%,
2/17/2009                                      3,227,100
      7,000,000            Mexico, Government of, 11.375%,
9/15/2016                                      7,717,500
      3,000,000            Mexico, Government of, 8.625%,
3/12/2008                                       2,887,500
      6,500,000            Mexico, Government of, Bond, 9.875%,
1/15/2007                                 6,630,000
      4,250,000            Morocco R & C A, Foreign Govt. Guarantee, 5.9625%
1/1/2009                     3,761,250
      3,730,000            Panama, Government of, 8.25%,
4/22/2008                                        3,301,050
      4,000,000            Panama, Government of, Bond, 8.875%,
9/30/2027                                 3,375,000
      1,000,000            Philippines, Government of, 8.875%,
4/15/2008                                    979,400
      9,000,000            Philippines, Government of, 9.875%,
1/15/2019                                  9,157,500
      4,000,000            Qatar, Government of, Series REGS, 9.50%,
5/21/2009                            4,185,120
     10,000,000            Turkey, Government of, Note, 12.00%,
12/15/2008                               10,400,000
     10,000,000            Turkey, Government of, Sr. Unsub., 12.375%,
6/15/2009                         10,400,000
     10,000,000            Venezuela, Government of, Bond, 9.25%,
9/15/2027                               6,412,500

Total                                                                     143,112,750
                           Sovereign Government--2.3%

      8,750,000            Colombia, Government of, Bond, 10.875%,
3/09/2004                              8,662,500
      4,500,000            Colombia, Government of, Unsub., 8.625%,
4/01/2008                             3,712,500
      3,245,403            Croatia, Government of, Bond, 6.5625%,
7/31/2006                               2,855,955
      7,000,000            Kazakhstan, Government of, Note, 13.625%,
10/18/2004                           7,157,500

Total                                                                      22,388,455
                           Telecommunications & Cellular--1.7%
      2,000,000     /1/,/2/Alestra SA, Sr. Note, 12.625%,
5/15/2009                                       1,985,000
      3,000,000            Alestra SA, Sr. Note, Series REGS, 12.625%,
5/15/2009                          2,984,340
      4,400,000            Netia Holdings, Company Guarantee, 10.25%,
11/01/2007                          3,720,266
      1,500,000            Philippine Long Distance Co., Deb., 10.625%,
6/2/2004                          1,532,211
      3,500,000            Tricom, SA, Sr. Note, 11.375%,
9/1/2004                                        3,255,000
      3,000,000            United Pan-Europe Communications, 10.875%,
8/01/2009                           3,084,627

Total                                                                      16,561,444
                           Utilities--0.6%
      4,500,000            Empresa Nacional Electricidad SA, Bond, 8.50%,
4/01/2009                       4,532,220
        550,000     /1/,/2/Israel Electric Corp. Ltd, Sr. Note, 7.875%,
12/15/2026                          504,295
      1,000,000     /1/,/2/Tenaga Nasional Berhad, 7.50%,
1/15/2096                                         780,640

Total                                                                       5,817,155
                              Total U.S.
Dollar                                                         250,612,159
                              Total International Bonds (identified cost
$395,970,201)                  366,994,946
                           ASSET-BACKED SECURITIES--0.4%
                            Structured Product--0.4%

      2,500,000     /1/,/2/125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%,
2/15/2029                  2,127,342
                           New Century Home Equity Loan Trust 1997-NC5, Class M2,
7.24%,
      1,000,000

10/25/2028
927,187

                        /1/SMFC Trust Asset-Backed Certificates, Series 1997-A, Class
4, 7.7191%,
        474,651

1/28/2025
401,376

                              Total Asset-Backed Securities (identified cost
$3,926,774)                  3,455,905
                           U.S. GOVERNMENT AGENCIES--0.1%
                           Long-Term Government Obligations--0.1%
                           Government National Mortgage Association, 11.00%,
9/15/2015
        704,335

(IDENTIFIEDCOST$791,497)
772,789

                           U.S. TREASURY OBLIGATIONS--7.1%
                           U.S. Treasury Bonds--7.1%
        500,000            United States Treasury Bond, 8.00%,
11/15/2021                                   580,705
      1,500,000            United States Treasury Bond, 8.125%,
5/15/2021                                 1,759,545
      4,750,000            United States Treasury Bond, 8.75%,
8/15/2020                                  5,879,455
      6,500,000            United States Treasury Bond, 10.75%,
2/15/2003                                 7,350,850
      9,500,000            United States Treasury Bond, 10.75%,
8/15/2005                                11,491,295
     10,550,000            United States Treasury Bond, 11.625%,
11/15/2004                              12,912,673
      3,800,000            United States Treasury Bond, 11.875%,
11/15/2003                               4,536,858
     10,910,000            United States Treasury Bond, 12.375%,
5/15/2004                               13,458,685
     10,000,000            United States Treasury Bond, 14.25%,
2/15/2002                                11,679,000
                              Total U.S. Treasury Obligations (identified cost
$75,195,134)              69,649,066
Principal
Amount
or
Value in
Shares
U.S. Dollars
                           MUNICIPALS--0.2%
                            Municipal Services--0.2%

                           Atlanta & Fulton County, GA Recreation Authority, Taxable
Revenue                670,065
                           Bonds, Series 1997, 7.00%, Bonds (Downtown Arena
Project)/(FSA INS),
        750,000
12/01/2028

                           McKeesport, PA, Taxable GO, Series B 1997, 7.30%, Bonds
(MBIA INS),
        250,000
3/01/2020

237,883

                           Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable
Revenue

      1,000,000            Bonds (Series9), 8.950%, Bonds (Minneapolis/St. Paul, MN),
1/01/2022           1,059,990
                              Total Municipals (identified cost
$2,094,891)                               1,967,938
                           MUTUAL FUNDS--43.3%
      3,960,933            Federated Mortgage Core
Portfolio                                             38,183,395
     44,598,640            The High Yield Bond Portfolio (Federated Core
Trust)                         388,900,119
                              Total Mutual Funds (identified cost
$470,317,172)                         427,083,514
                           COMMON STOCKS--0.0%
                           ARGENTINA--0.0%
                           Sovereign--0.0%
          2,000            Argentina, Government of,
Warrants                                                   270
            250            Nigeria, Government of,
Warrants                                                       3
                              Total Common Stocks (identified cost
$0)                                          273
                           PREFERRED STOCKS--0.5%
                           Financial Intermediaries--0.1%
         40,000            Lehman Brothers Holdings, Pfd.
5.67%                                           1,581,875
                           Real Estate--0.2%
          2,000            Highwoods Properties, Inc., REIT Perpetual Pfd. Stock,
Series A, $86.25        1,342,600
          9,900            Prologis Trust, Cumulative
Pfd.                                                  428,175

Total                                                                       1,770,775
                           Telecommunications & Cellular--0.2%
         63,800            TCI Communications., Pfd.,
$2.50                                               1,682,725
                              Total Preferred Stock (identified cost
$5,857,461)                          5,035,375
                          Repurchase Agreement--0.1%/3/

                           J.P. Morgan & Co., Inc., 5.710%, dated 11/30/1999, due
12/1/1999
      1,195,000

(ATAMORTIZEDCOST)
1,195,000
                              Total Investments (identified cost
$1,056,446,280)/4/                    $975,062,137

1 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1999, these securities amounted to $40,035,111 which represents 4.1% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $37,746,215 which represents 3.8% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's board of directors.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $1,056,598,838. The net unrealized depreciation of investments on a federal tax basis amounts to $81,536,701 which is comprised of $6,175,449 appreciation and $87,712,150 depreciation at November 30, 1999.

5  Non-income producing security.

Note: The categories of investments are shown as a percentage of net assets ($986,438,708) at November 30, 1999.

The following acronyms are used throughout this portfolio:

FRN --Floating Rate Note FSA --Financial Security Assurance GO --General Obligation INS --Insured MBIA--Municipal Bond Investors Assurance MTN --Medium Term Note PLC --Public Limited Company REIT--Real Estate Investment Trust SA --Support Agreement UT --Unlimited Tax

See Notes which are an integral part of the Financial Statements



Statement of Assets and Liabilities

NOVEMBER 30, 1999


Assets:
Total investments in securities, at value (identified cost $1,056,446,280 and tax
cost                          $    975,062,137

$1,056,598,838)
Cash

171

Cash denominated in foreign currencies (identified cost
$291,758)                                                        289,897
Income

receivable

14,825,728

Receivable for investments
sold

773,461

Receivable for shares
sold

2,388,563
 TOTAL

ASSETS
993,339,957
Liabilities:

Payable for investments

purchased                                                                 $
1,048,938

Payable for shares
redeemed

1,603,839

Income distribution
payable

3,290,546

Payable for taxes
withheld

55,528

Accrued

expenses

902,398
 TOTAL

LIABILITIES
6,901,249

Net Assets for 107,377,729 shares

outstanding                                                                   $
986,438,708

Net Assets Consist

of:
Paid in
capital

$  1,087,941,903

Net unrealized depreciation of investments and translation of assets and liabilities
in foreign                      (80,744,206)

currency

Accumulated net realized loss on investments and foreign currency
transactions                                       (16,884,075)
Distributions in excess of net investment
income
(3,874,914)

 TOTAL NET

ASSETS
$    986,438,708

Net Asset Value, Offering Price and Redemption Proceeds Per
Share:
Class A
Shares:

Net Asset Value Per Share ($148,365,267 / 16,146,320 shares
outstanding)                                          $         9.19
Offering Price Per Share (100/95.50 of
$9.19)/1/                                                                  $
9.62

Redemption Proceeds Per
Share

$         9.19
Class B
Shares:

Net Asset Value Per Share ($733,507,885 / 79,846,322 shares
outstanding)                                          $         9.19
Offering Price Per
Share
$         9.19
Redemption Proceeds Per Share (94.50/100 of

$9.19)/2/                                                             $         8.68
Class C
Shares:

Net Asset Value Per Share ($70,531,251 / 7,678,823 shares
outstanding)                                            $         9.19
Offering Price Per
Share
$         9.19
Redemption Proceeds Per Share (99.00/100 of

$9.19)/2/                                                             $         9.10
Class F
Shares:

Net Asset Value Per Share ($34,034,305 / 3,706,264 shares
outstanding)                                            $         9.18
Offering Price Per Share (100/99.00 of
$9.18)/1/                                                                  $
9.27

Redemption Proceeds Per Share (99.00/100 of

$9.18)/2/                                                             $         9.09

1    See "What Do Shares Cost" in the Prospectus.
2    See "Contingent Deferred Sales Charge" in the Prospectus.


See Notes which are an integral part of the Financial Statements



Statement of Operations

YEAR ENDED NOVEMBER 30, 1999


Investment Income:
Dividends
$  39,920,446

Interest (net of dollar roll expense of $103,224) (net of foreign taxes
withheld                                         60,501,745
 of

$2,308)
 TOTAL

INCOME
100,422,191
Expenses:

Investment adviser

fee                                                                             $
8,466,909
Administrative personnel and services
fee                                                               751,064
Custodian
fees
246,454

Transfer and dividend disbursing agent fees and
expenses                                                950,548
Directors'/Trustees'
fees
9,809
Auditing
fees
18,858
Legal
fees
9,374

Portfolio accounting
fees

196,025

Distribution services feeClass B

Shares                                                               5,542,819
Distribution services feeClass C
Shares                                                                 553,011
Distribution services feeClass F

Shares                                                                 176,478
Shareholder services feeClass A
Shares                                                                  370,085
Shareholder services feeClass B

Shares                                                                1,847,606
Shareholder services feeClass C
Shares                                                                  184,337
Shareholder services feeClass F

Shares                                                                   88,239
Share registration
costs
127,177

Printing and
postage

213,847

Insurance
premiums

2,883

Taxes

88,879

Miscellaneous

43,578
 TOTAL

EXPENSES
19,887,980
Waivers:

Waiver of investment adviser fee                                               $
(2,108,385)

Waiver of distribution services feeClass F Shares
(176,478)
 TOTAL

WAIVERS
(2,284,863)
Net
expenses
17,603,117
Net investment
income
82,819,074
Realized and Unrealized Loss on Investments and Foreign
Currency:
Net realized loss on investments and foreign currency
transactions                                                      (20,108,590)
Net change in unrealized depreciation of investments and translation
of                                                 (46,807,179)
 assets and liabilities in foreign
currency

Net realized and unrealized loss on investments and foreign
currency                                                    (66,915,769)
Change in net assets resulting from
operations                                                                        $
15,903,305

See Notes which are an integral part of the Financial Statements




Statement of Changes in Net Assets


Year Ended November

30

1999                 1998
Increase (Decrease) in Net
Assets
Operations:
Net investment

income                                                                    $
82,819,074      $    50,343,301
Net realized gain (loss) on investments and foreign currency
transactions                   (20,108,590)             549,421
 ($(17,152,593) and $673,903, respectively, as computed for federal tax purposes)
Net change in unrealized depreciation of investments and translation of assets
and          (46,807,179)         (36,142,110)
 liabilities in foreign
currency

 CHANGE IN NET ASSETS RESULTING FROM
OPERATIONS                                              15,903,305
14,750,612

Distributions to
Shareholders:

Distributions from net investment
income
Class A
Shares

(12,758,527)          (8,438,623)
Class B
Shares

(58,087,441)         (35,196,240)
Class C
Shares

(5,781,200)          (4,000,486)
Class F
Shares

(3,034,312)          (2,707,952)
Distributions from net realized gains on investments and foreign currency

transactions

Class A

Shares (211,252) Class B Shares (1,028,524) Class C Shares (95,932) Class F
Shares (97,754)

Distributions in excess of net realized gains on investments and foreign currency transactions

Class A

Shares (754,101) Class B Shares (3,145,242) Class C Shares (357,494) Class F
Shares (241,991)

 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO
SHAREHOLDERS                          (79,661,480)         (56,275,591)
Share
Transactions:

Proceeds from sale of
shares

334,730,494          654,543,381
Net asset value of shares issued to shareholders in payment of distributions
declared        38,367,991           28,092,524
Cost of shares
redeemed
(263,103,742)        (122,954,049)
 CHANGE IN NET ASSETS RESULTING FROM SHARE
TRANSACTIONS                                     109,994,743          559,681,856
Change in net
assets

46,236,568          518,156,877
Net
Assets:

Beginning of
period

940,202,140          422,045,263
End of

period                                                                            $
986,438,708      $   940,202,140

See Notes which are an integral part of the Financial Statements


Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                                    1999
1998            1997           1996          1995
Net Asset Value, Beginning of Period                    $   9.79         $
10.41         $ 10.47        $ 10.14        $ 9.54
Income From Investment
Operations:
Net investment income                                       0.87
0.83            0.87/1/        0.91          0.82
Net realized and unrealized gain (loss) on                 (0.65)
(0.54)          (0.03)          0.42          0.61
 investments and foreign
currency

 TOTAL FROM INVESTMENT OPERATIONS                           0.22
0.29            0.84           1.33          1.43
Less
Distributions:

Distributions from net investment income                   (0.82)
(0.81)          (0.87)         (0.89)        (0.83)
Distributions in excess of net
(0.07)                         (0.03)
 investment

income/2/

Distributions from net realized gain on
(0.03)          (0.03)         (0.08)
 investments and foreign currency
transactions

 TOTAL DISTRIBUTIONS                                       (0.82)
(0.91)          (0.90)         (1.00)        (0.83)
Net Asset Value, End of Period                          $   9.19         $
9.79         $ 10.41        $ 10.47        $10.14
Total Return/3/                                             2.30%
2.94%           8.33%         13.89%        15.64%

Ratios to Average Net
Assets:

Expenses                                                    1.16%
1.13%           1.10%          1.05%         0.25%
Net investment income                                       8.93%
8.12%           8.40%          8.54%         8.68%
Expense waiver/reimbursement/4/                             0.21%
0.24%           0.36%          0.98%         5.69%
Supplemental
Data:
Net assets, end of period (000 omitted)                 $148,365
$141,065         $58,270        $28,021        $5,089
Portfolio turnover                                            51%
93%             40%            47%          158%

1  Per share information is based on average shares outstanding.
2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements



Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                                  1999
1998            1997             1996           1995/1/
Net Asset Value, Beginning of Period                $   9.79         $  10.40
$  10.47         $  10.14         $10.00
Income From Investment
Operations:

Net investment income                                   0.80
0.75            0.79/2/          0.83           0.25
Net realized and unrealized gain (loss)                (0.65)
(0.53)          (0.04)            0.42           0.13
 on investments and foreign
currency

 TOTAL FROM INVESTMENTOPERATIONS                        0.15
0.22            0.75             1.25           0.38
Less
Distributions:

Distributions from net investment income               (0.75)
(0.73)          (0.79)           (0.83)         (0.24)
Distributions in excess of net
(0.07)                           (0.01)

investmentincome/3/
Distributions from net realized gain
(0.03)          (0.03)           (0.08)
 oninvestments and
foreign

currencytransactions

 TOTAL DISTRIBUTIONS                                   (0.75)
(0.83)          (0.82)           (0.92)         (0.24)
Net Asset Value, End of Period                      $   9.19         $   9.79
$  10.40         $  10.47         $10.14
Total Return/4/                                         1.54%
2.17%           7.53%           13.03%          5.13%

Ratios to Average Net
Assets:

Expenses                                                1.91%
1.88%           1.85%            1.80%          1.00%/5/
Net investment income                                   8.18%
7.37%           7.67%            7.80%          7.95%/5/
Expense waiver/reimbursement/6/                         0.21%
0.24%           0.37%            0.98%          5.69%/5/
Supplemental
Data:
Net assets, end of period (000 omitted)             $733,508         $689,687
$304,746         $120,020         $5,193
Portfolio turnover                                        51%
93%             40%              47%           158%

1 Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

2  Per share information is based on average shares outstanding.

3 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5  Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                                     1999
1998            1997            1996          1995
Net Asset Value, Beginning of Period                      $  9.79        $
10.41         $ 10.47         $ 10.14        $ 9.54
Income From Investment
Operations:
Net investment income                                        0.80
0.75            0.79/1/         0.82          0.74
Net realized and unrealized gain (loss) on                  (0.65)
(0.54)          (0.03)           0.43          0.61
 investments and
foreigncurrency

 TOTAL FROM INVESTMENTOPERATIONS                             0.15
0.21            0.76            1.25          1.35
Less
Distributions:

Distributions from net investment income                    (0.75)
(0.73)          (0.79)          (0.80)        (0.75)
Distributions in excess of net investment income/2/
(0.07)                          (0.04)
Distributions from net realized gain on
(0.03)          (0.03)          (0.08)
 investments and foreign
currencytransactions

 TOTAL DISTRIBUTIONS                                        (0.75)
(0.83)          (0.82)          (0.92)        (0.75)
Net Asset Value, End of Period                            $  9.19        $
9.79         $ 10.41         $ 10.47        $10.14
Total Return/3/                                              1.54%
2.18%           7.53%          13.05%        14.79%

Ratios to Average
NetAssets:

Expenses                                                     1.91%
1.88%           1.86%           1.80%         1.00%
Net investment income                                        8.18%
7.37%           7.69%           7.70%         7.93%
Expense waiver/reimbursement/4/                              0.21%
0.24%           0.37%           0.98%         5.69%
Supplemental
Data:
Net assets, end of period (000omitted)                    $70,531
$73,509         $29,267         $10,481        $2,323
Portfolio turnover                                             51%
93%             40%             47%          158%

1  Per share information is based on average shares outstanding.

2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements




Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year Ended November 30                                     1999
1998         1997            1996          1995
Net Asset Value, Beginning ofPeriod                      $  9.79        $ 10.41
$ 10.47         $ 10.14        $ 9.54
Income From
InvestmentOperations:
Net investment income                                       0.87
0.82          0.87/1/         0.95          0.77
Net realized and unrealized gain (loss) on                 (0.66)
(0.53)        (0.03)           0.37          0.61
 investments and
foreigncurrency

 TOTAL FROM INVESTMENTOPERATIONS                            0.21
0.29          0.84            1.32          1.38
Less
Distributions:

Distributions from net investmentincome                    (0.82)
(0.81)        (0.87)          (0.91)        (0.78)
Distributions in excess of net investment income/2/
(0.07)

Distributions from net realized gain on
(0.03)        (0.03)          (0.08)
 investments and foreign
currencytransactions

 TOTAL DISTRIBUTIONS                                       (0.82)
(0.91)        (0.90)          (0.99)        (0.78)
Net Asset Value, End ofPeriod                            $  9.18        $  9.79
$ 10.41         $ 10.47        $10.14
Total Return/3/                                             2.20%
2.94%         8.33%          13.83%        15.07%

Ratios to Average
NetAssets:

Expenses                                                    1.16%
1.13%         1.10%           1.07%         0.75%
Net investment income                                       8.92%
8.12%         8.38%           8.48%         8.19%
Expense waiver/reimbursement/4/                             0.71%
0.74%         0.86%           1.46%         5.69%
Supplemental
Data:
Net assets, end of period (000omitted)                   $34,034        $35,941
$29,762         $17,367        $3,691
Portfolio turnover                                            51%
93%           40%             47%          158%

1  Per share information is based on average shares outstanding.

2 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements



Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek a high level of current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end registered investment companies are valued at net asset value.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commissions, the Fund may invest in Federated Core Trust, (the "Core Trust") which is managed by Federated Investment Management Company, the Fund's Adviser (or an affiliate of the Fund's Adviser). The Core Trust is an open-end management company, registered under the Investment Company Act of 1940, available to only registered investment companies and other institutional investors. The investment objective of High Income Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to seek total return by investing in a diversified portfolio of mortgage-backed fixed income securities. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from the Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from the Core Trust are declared and paid annually, and are recorded by the fund as capital gains received. Additional information regarding High Income Bond Portfolio and/or Federated Mortgage Core Portfolio is available upon request.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $17,152,593 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2007.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions. The following reclassifications have been made to the financial statements.


                           Increase (Decrease)
                                                   Undistributed Net
                                                   Investment

                        Accumulated                Income/Accumulated

Paid in                 Net Realized               Distributions in Excess of
Capital                 Gain/Loss                  Net Investment Income
$(4)                    $623,130                   $(623,126)

Net investment income, net realized gains/losses, and net assets were not affected by these reclassifications.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Forward Commitments

The Fund may enter into forward commitments which are based upon financial indices at a fixed price at a future date. Risks may arise upon entering these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in security prices and foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. At November 30, 1999, the Fund had no outstanding forward commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short- term investments, which may enhance the Fund's current yield and total return.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

 Additional information on each restricted security held at November 30, 1999 is as follows:


                                    Acquisition        Acquisition Cost

Security                            Date
Codelco, Inc.                       7/15/1999          $1,899,200
SMFC Trust                          4/07/1998          $  433,580

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 1999, par value shares ($ 0.001 per share) authorized were as follows:


                                     Number of Par Value

Class Name                           Capital Stock Authorized
Class A Shares                       1,000,000,000
Class B Shares                       1,000,000,000
Class C Shares                       1,000,000,000
Class F Shares                       1,000,000,000
 TOTAL                               4,000,000,000

Transactions in capital stock were as follows:


Year Ended November 30
1999                                1998
Class A Shares:                                                Shares
Amount          Shares            Amount
Shares sold                                                   6,047,374        $
57,593,290     11,737,306    $   119,136,896
Shares issued to shareholders in payment of                     724,163
6,834,586        506,232          5,019,946

distributionsdeclared

Shares redeemed                                              (5,030,285)
(47,586,193)    (3,437,440)       (34,148,973)
 NET CHANGE RESULTING FROM CLASS A  SHARETRANSACTIONS         1,741,252        $
16,841,683      8,806,098    $    90,007,869

Year Ended November 30
1999                                   1998
Class B Shares:                                               Shares
Amount          Shares             Amount
Shares sold                                                  25,824,756        $
246,170,127     46,244,607    $   464,101,229
Shares issued to shareholders in payment of                   2,866,192
27,083,802      1,921,710         19,184,451

distributionsdeclared

Shares redeemed                                             (19,289,144)
(182,145,967)    (7,010,454)       (69,841,483)
 NET CHANGE RESULTING FROM CLASS B  SHARETRANSACTIONS         9,401,804        $
91,107,962     41,155,863    $   413,444,197

Year Ended November 30
1999                                   1998
Class C Shares:                                               Shares
Amount          Shares             Amount
Shares sold                                                   2,667,898        $
25,361,983      5,833,387    $    59,173,334
Shares issued to shareholders in payment of                     341,241
3,225,106        253,165          2,526,473

distributionsdeclared

Shares redeemed                                              (2,839,859)
(26,893,430)    (1,389,482)       (13,812,502)
 NET CHANGE RESULTING FROM CLASS C  SHARETRANSACTIONS           169,280        $
1,693,659      4,697,070    $    47,887,305

Year Ended November 30
1999                                   1998
Class F Shares:                                               Shares
Amount          Shares             Amount
Shares sold                                                     587,348        $
5,605,094      1,194,426    $    12,131,922
Shares issued to shareholders in payment of                     129,305
1,224,497        133,478          1,361,654

distributionsdeclared

Shares redeemed                                                (682,936)
(6,478,152)      (515,291)        (5,151,091)
 NET CHANGE RESULTING FROM CLASSFSHARETRANSACTIONS               33,717
$     351,439        812,613          8,342,485
 NET CHANGE RESULTING FROM SHARETRANSACTIONS                 11,346,053        $
109,994,743     55,471,644    $   559,681,856

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and the Federated Global Investment Management Corp., Federated Global Investment Management Corp. receives an allocable portion of the Fund's adviser fee. Such allocation is based on the amount of foreign securities which Federated Global Investment Management Corp., manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                                    Percentage of Average Daily

Share Class Name                    Net Assets of Class
Class B Shares                      0.75%
Class C Shares                      0.75%
Class F Shares                      0.50%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

Federated Services Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended November 30, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $209,176,006 and $174,857,037 respectively.

Organizational Expenses

Organizational and/or start-up administrative service expenses of $150,096 were borne initially by Federated Advisers (now known as Federated Investment Management Company).

The Fund has agreed to reimburse Federated Advisers for the organizational and/or start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1999, the Fund paid $15,747 pursuant to this agreement.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1999, were as follows:


Purchases                                         $613,481,626
Sales                                             $478,906,003

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FIXED INCOME SECURITIES, INC.,
AND SHAREHOLDERS OF FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund (the "Fund") as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1999 and 1998 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Strategic Income Fund as of November 30, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 14, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

LAWRENCE D. ELLIS, M.D.

RICHARD B. FISHER

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

WILLIAM D. DAWSON III
Chief Investment Officer

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. McGONIGLE
Executive Vice President and Secretary

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

A N N U A L  R E P O R T   AS OF NOVEMBER 30, 1999



[LOGO OF FEDERATED INVESTORS]

World-Class Investment Manager(R)




Federated
Strategic
Income Fund

Established 1994


5TH ANNUAL REPORT






[LOGO OF FEDERATED INVESTORS]

Federated Strategic Income Fund
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com
--------------------------

Federated Securities Corp., Distributor

Cusip 338319700
Cusip 338319866
Cusip 338319809
Cusip 338319882

G00324-02 (1/00)



Federated is a registered mark
of Federated Investors, Inc.
2000 (C)Federated Investors, Inc.







Appendix A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/14/92 to 11/30/99. The "y" axis is measured in increments of $4,000 ranging from $0 to $16,000 and indicates that the ending value of a hypothetical initial investment of $8,000 in Federated Limited Term Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $11,941 on 11/30/99.

Appendix B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/14/92 to 11/30/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Limited Term Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $9,835 on 11/30/99.

Appendix C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class A Shares of Federated Limited Term Fund, based on a 1.00% sales charge, are represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index ("MLSTC") is represented by a dotted line and the Lipper Short-Term Investment Grade Debt Funds Average ("LSIGDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the MLSTC and the LSIGDFA. The "x" axis reflects computation periods from 1/14/92 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $5,000, ranging from $5,000 to $20,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 1.00% sales charge, as compared to the MLSTC and the LSIGDFA. The ending values were $14,922, $16,344 and $14,586. The legend located above the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the Class A Shares' start of performance (1/14/92) to 11/30/99. The total returns were 1.28%, 5.83% and 5.21%, respectively.

Appendix D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class F Shares of Federated Limited Term Fund, based on a 1.00% sales charge, are represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index ("MLSTC") is represented by a dotted line and the Lipper Short-Term Investment Grade Debt Funds Average ("LSIGDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund, the MLSTC and the LSIGDFA. The "x" axis reflects computation periods from 9/1/93 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $3,000, ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares, based on a 1.00% sales charge, as compared to the MLSTC and the LSIGDFA. The ending values were $13,290, $14,329 and $12,976. The legend located above the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the Class F Shares' start of performance (9/1/93) to 11/30/99. The total returns were 0.43%, 5.93% and 4.66%, respectively.

Appendix E. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/1/93 to 11/30/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of a hypothetical initial investment of $7,000 in Federated Limited Term Municipal Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $8,663 on 11/30/99.

Appendix F. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 9/1/93 to 11/30/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Limited Term Municipal Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $7,771 on 11/30/99.

Appendix G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class A Shares of Federated Limited Term Municipal Fund, based on a 1.00% sales charge, are represented by a solid line. The Lehman Brothers Three-Year Municipal Bond Index ("LB3YRMB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LB3YRMB. The "x" axis reflects computation periods from 9/1/93 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $2,000, ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 1.00% sales charge, as compared to the LB3YRMB. The ending values were $12,374 and $13,181. The legend located above the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the Class A Shares' start of performance (9/1/93) to 11/30/99. The total returns were 0.27%, 4.29% and 3.47%, respectively.

Appendix H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class F Shares of Federated Limited Term Municipal Fund are represented by a solid line. The Lehman Brothers Three-Year Municipal Bond Index ("LB3YRMB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the LB3YRMB. The "x" axis reflects computation periods from 9/1/93 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $2,000, ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares as compared to the LB3YRMB. The ending values were $12,552 and $13,181. The legend located above the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the Class F Shares' start of performance (9/1/93) to 11/30/99. The total returns were 0.57%, 4.76% and 3.87%, respectively.

Appendix I. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/4/94 to 11/30/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of a hypothetical initial investment of $6,000 in Federated Strategic Income Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $8,607 on 11/30/99.

Appendix J. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/4/94 to 11/30/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in Federated Strategic Income Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $6,929 on 11/30/99.

Appendix K. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class A Shares of Federated Strategic Income Fund, based on a 4.50% sales charge, are represented by a solid line. The Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/4/94 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $1,000, ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBG/CBI and the LMSIFA. The ending values were $14,343, $14,584 and $14,328. The legend located above the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the Class A Shares' start of performance (5/4/94) to 11/30/99. The total returns were (2.29)%, 7.49% and 6.68%, respectively.

Appendix L. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class B Shares of Federated Strategic Income Fund are represented by a solid line. The Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 7/27/95 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $1,000, ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LBG/CBI and the LMSIFA. The ending values were $13,070, $13,037 and $12,913. The legend located above the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the Class B Shares' start of performance (7/27/95) to 11/30/99. The total returns were (3.62)% and 6.35%, respectively.

Appendix M. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class C Shares of Federated Strategic Income Fund are represented by a solid line. The Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/2/94 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $1,000, ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LBG/CBI and the LMSIFA. The ending values were $14,411, $14,583 and $14,328. The legend located above the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the Class A Shares' start of performance (5/2/94) to 11/30/99. The total returns were 0.60%, 7.68% and 6.76%, respectively.

Appendix N. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Class F Shares of Federated Strategic Income Fund, based on a 1.00% sales charge, are represented by a solid line. The Lehman Brothers Government/Corporate Bond Index ("LBG/CBI") is represented by a dotted line and the Lipper Multi-Sector Income Funds Average ("LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund, the LBG/CBI and the LMSIFA. The "x" axis reflects computation periods from 5/10/94 to 11/30/99. The "y" axis reflects the cost of the investment in increments of $1,000, ranging from $9,000 to $15,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 1.00% sales charge, as compared to the LBG/CBI and the LMSIFA. The ending values were $14,733, $14,583 and $14,594. The legend located above the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the Class F Shares' start of performance (5/10/94) to 11/30/99. The total returns were 0.23%, 8.12% and 7.22%, respectively.